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                                CREDIT AGREEMENT


                                  by and among


                                V.F. CORPORATION,
                                  as Borrower,

                             BANK OF AMERICA, N.A.,
                    as Administrative Agent and as a Lender,

                           FIRST UNION NATIONAL BANK,
                      as Syndication Agent and as a Lender,

                                 CITIBANK, N.A.,
                     as Documentation Agent and as a Lender,

                       THE FIRST NATIONAL BANK OF CHICAGO,
                         PNC BANK, NATIONAL ASSOCIATION,
                                       and
                              WACHOVIA BANK, N.A.,
                       as Managing Agents and as Lenders,

                                       and

                   THE LENDERS PARTY HERETO FROM TIME TO TIME


                                  July 15, 1999

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
                                TABLE OF CONTENTS

                                                               Page
                                                               ----
                            ARTICLE I

                      Definitions and Terms

1.1.  Definitions. . . . . . . . . . . . . . . . . . . . . . . .2
1.2.  Rules of Interpretation. . . . . . . . . . . . . . . . . 21

                            ARTICLE II

                      The Credit Facilities

2.1.  Revolving Loans. . . . . . . . . . . . . . . . . . . . . 23
2.2.  Competitive Bid Loans. . . . . . . . . . . . . . . . . . 26
2.3.  Utilization of Alternative Currencies. . . . . . . . . . 29
2.4.  Use of Proceeds. . . . . . . . . . . . . . . . . . . . . 31
2.5.  Notes. . . . . . . . . . . . . . . . . . . . . . . . . . 31
2.6.  Swing Line . . . . . . . . . . . . . . . . . . . . . . . 31
2.7.  Increase in Total Revolving Credit Commitment. . . . . . 33

                           ARTICLE III

              Funding, Fees, and Payment Conventions

3.1.  Interest Rate Options. . . . . . . . . . . . . . . . . . 34
3.2.  Conversions and Elections of Subsequent Interest
      Periods. . . . . . . . . . . . . . . . . . . . . . . . . 34
3.3.  Payment of Interest. . . . . . . . . . . . . . . . . . . 35
3.4.  Prepayments of Fixed Rate Loans. . . . . . . . . . . . . 35
3.5.  Manner of Payment. . . . . . . . . . . . . . . . . . . . 36
3.6.  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . 36
3.7.  Payments to Agent for Lenders. . . . . . . . . . . . . . 37
3.8.  Computation of Rates and Fees. . . . . . . . . . . . . . 37
3.9.  Deficiency Advances; Failure to Purchase
      Participations . . . . . . . . . . . . . . . . . . . . . 37

                            ARTICLE IV

                     Change in Circumstances

4.1.  Increased Cost and Reduced Return. . . . . . . . . . . . 39
4.2.  Limitation on Types of Loans . . . . . . . . . . . . . . 40
4.3.  Illegality . . . . . . . . . . . . . . . . . . . . . . . 41
4.4.  Treatment of Affected Loans. . . . . . . . . . . . . . . 41
4.5.  Compensation . . . . . . . . . . . . . . . . . . . . . . 42
4.6.  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . 42

4.7.  Change of Lending Office.. . . . . . . . . . . . . . . . 44
4.8.  Substitution of Lenders. . . . . . . . . . . . . . . . . 44

                            ARTICLE V

                    Conditions to Making Loans

5.1.  Conditions of Initial Advance. . . . . . . . . . . . . . 46
5.2.  Conditions of Revolving Loans, Swing Line Loans and
      Competitive Bid Loans. . . . . . . . . . . . . . . . . . 47

                            ARTICLE VI

                  Representations and Warranties

6.1.  Corporate Existence and Power. . . . . . . . . . . . . . 49
6.2.  Corporate and Governmental Authorization; No
      Contravention. . . . . . . . . . . . . . . . . . . . . . 49
6.3.  Material Subsidiaries.   . . . . . . . . . . . . . . . . 49
6.4.  Binding Effect . . . . . . . . . . . . . . . . . . . . . 49
6.5.  Financial Information. . . . . . . . . . . . . . . . . . 49
6.6.  Litigation . . . . . . . . . . . . . . . . . . . . . . . 50
6.7.  Compliance with ERISA. . . . . . . . . . . . . . . . . . 50
6.8.  Environmental Matters. . . . . . . . . . . . . . . . . . 50
6.9.  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . 50
6.10.  Margin Stock. . . . . . . . . . . . . . . . . . . . . . 51
6.11.  Investment Company. . . . . . . . . . . . . . . . . . . 51
6.12.  Full Disclosure . . . . . . . . . . . . . . . . . . . . 51
6.13.  No Consents, Etc. . . . . . . . . . . . . . . . . . . . 51
6.14.  Year 2000 Compliance. . . . . . . . . . . . . . . . . . 51

                           ARTICLE VII

                      Affirmative Covenants

7.1.  Financial Reports, Etc.. . . . . . . . . . . . . . . . . 52
7.2.  Payment of Taxes . . . . . . . . . . . . . . . . . . . . 53
7.3.  Maintenance of  Properties; Insurance. . . . . . . . . . 53
7.4.  Year 2000 Compliance . . . . . . . . . . . . . . . . . . 54
7.5.  Compliance with Laws . . . . . . . . . . . . . . . . . . 54

                           ARTICLE VIII

                        Negative Covenants

8.1.  Consolidated Indebtedness to Consolidated Net Worth. . . 55
8.2.  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . 55
8.3.  Indebtedness of Subsidiaries . . . . . . . . . . . . . . 56
8.4.  Consolidations, Mergers and Sales of Assets. . . . . . . 56
8.5.  Change in Control. . . . . . . . . . . . . . . . . . . . 56

                            ARTICLE IX

                Events of Default and Acceleration

9.1.  Events of Default. . . . . . . . . . . . . . . . . . . . 57
9.2.  Agent to Act . . . . . . . . . . . . . . . . . . . . . . 59
9.3.  Cumulative Rights. . . . . . . . . . . . . . . . . . . . 59
9.4.  No Waiver. . . . . . . . . . . . . . . . . . . . . . . . 59
9.5.  Allocation of Proceeds . . . . . . . . . . . . . . . . . 60

                            ARTICLE X

                            The Agent

10.1.  Appointment, Powers, and Immunities . . . . . . . . . . 61
10.2.  Reliance by Agent . . . . . . . . . . . . . . . . . . . 61
10.3.  Defaults. . . . . . . . . . . . . . . . . . . . . . . . 62
10.4.  Rights as Lender. . . . . . . . . . . . . . . . . . . . 62
10.5.  Indemnification . . . . . . . . . . . . . . . . . . . . 62
10.6.  Non-Reliance on Agent and Other Lenders . . . . . . . . 63
10.7.  Resignation of Agent. . . . . . . . . . . . . . . . . . 63
10.8.  Syndication Agent, Documentation Agent and Managing
       Agents. . . . . . . . . . . . . . . . . . . . . . . . . 63

                            ARTICLE XI

                          Miscellaneous

11.1.  Assignments and Participations. . . . . . . . . . . . . 64
11.2.  Notices . . . . . . . . . . . . . . . . . . . . . . . . 66
11.3.  Right of Set-off; Adjustments . . . . . . . . . . . . . 67
11.4.  Survival. . . . . . . . . . . . . . . . . . . . . . . . 67
11.5.  Expenses. . . . . . . . . . . . . . . . . . . . . . . . 67
11.6.  Amendments and Waivers. . . . . . . . . . . . . . . . . 68
11.7.  Counterparts. . . . . . . . . . . . . . . . . . . . . . 68
11.8.  Termination . . . . . . . . . . . . . . . . . . . . . . 68
11.9.  Indemnification; Limitation of Liability. . . . . . . . 69
11.10.  Severability . . . . . . . . . . . . . . . . . . . . . 70
11.11.  Entire Agreement . . . . . . . . . . . . . . . . . . . 70
11.12.  Agreement Controls . . . . . . . . . . . . . . . . . . 70
11.13.  Usury Savings Clause . . . . . . . . . . . . . . . . . 70
11.14.  Payments.. . . . . . . . . . . . . . . . . . . . . . . 70
11.15.  Governing Law; Waiver of Jury Trial. . . . . . . . . . 71

EXHIBIT A Applicable Commitment Percentages. . . . . . . . . .A-1
EXHIBIT B Form of Assignment and Acceptance. . . . . . . . . .B-1
EXHIBIT C Notice of Appointment (or Revocation) of
          Authorized Representative. . . . . . . . . . . . . .C-1
EXHIBIT D-1    Form of Borrowing Notice. . . . . . . . . . . .D-1
EXHIBIT D-2    Form of Borrowing Notice--Swing Line Loans. .D-2-1

EXHIBIT E Form of Interest Rate Selection Notice . . . . . . .E-1
EXHIBIT F-1    Form of Revolving Note. . . . . . . . . . . .F-1-1
EXHIBIT F-2    Form of Swing Line Note . . . . . . . . . . .F-2-1
EXHIBIT F-3    Form of Competitive Bid Note. . . . . . . . .F-3-1
EXHIBIT G Form of Opinion of Borrower's Counsel. . . . . . . .G-1
EXHIBIT H Compliance Certificate . . . . . . . . . . . . . . .H-1
EXHIBIT I Form of Competitive Bid Quote Request. . . . . . . .I-1
EXHIBIT J Form of Competitive Bid Quote. . . . . . . . . . . .J-2
EXHIBIT K Form of Amendment Agreement. . . . . . . . . . . . .K-1

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of July 15, 1999 (the "Agreement"), is made by and among:

     V.F. CORPORATION, a Pennsylvania corporation having its principal place of business in Greensboro, North Carolina (the "Borrower"),

     BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America"), and each other financial institution executing and delivering a signature page hereto and each other financial institution which may hereafter become a Lender pursuant to SECTION 2.7 or execute and deliver an instrument of assignment with respect to this Agreement pursuant to SECTION 11.1 (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"),

      BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as Administrative Agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of SECTION 10.7, the "Agent"),

     CITIBANK, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as Documentation Agent, and

     FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States, in its capacity as Syndication Agent;

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrower has requested that the Lenders make available to the Borrower a revolving credit facility of up to $750,000,000 (which may be increased to $1,000,000,000), the proceeds of which are to be used for general corporate purposes including, without limitation, acquisitions and repurchases of outstanding shares of its common stock and which shall include a multi-currency credit facility of up to $100,000,000 in readily available currencies and a swing line facility of up to $50,000,000; and

     WHEREAS, the Lenders are willing to make such revolving credit facilities available to the Borrower upon the terms and conditions set forth herein;

     NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND TERMS

     1.1. DEFINITIONS. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

          "Absolute Rate" shall have the meaning assigned to such term in
     SECTION 2.2(c)(ii)(C).

          "Absolute Rate Loan" means a Competitive Bid Loan the interest rate on which is determined on the basis of the Absolute Rate for such Competitive Bid Loan.

          "Advance" means a borrowing under the Revolving Credit Facility consisting of a Base Rate Loan, a Eurodollar Rate Loan, a CD Rate Loan or an Offshore Rate Loan.

          "Advance Date Exchange Rate" means, with respect to a specified Advance or Loan in an Alternative Currency, the Spot Rate of Exchange determined for the date such Advance is originally made, PROVIDED that, if such Advance or Loan is Continued for a subsequent Interest Period pursuant to SECTION 2.3(c), the Advance Date Exchange Rate with respect to such Loan shall be the Spot Rate of Exchange two Business Days preceding the effective date of the latest Continuation of such Advance or Loan, and the Dollar Equivalent Amount of such Advance or Loan shall be adjusted as set forth in SECTION 2.3.

         "Alternative Currency" means (a) in the case of Revolving Loans, Japanese yen, British pounds sterling, Swiss francs, the Euro and any other freely available currency notified to the Agent upon not less than five (5) Business Days' prior written notice that, in the opinion of all Lenders, in their sole discretion, is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and convertible into Dollars in the United States currency market, and (b) in the case of Competitive Bid Loans, Japanese yen, British pounds sterling, Swiss francs, the Euro, Canadian dollars, Mexican peso and any other freely available currency notified to the Agent upon not less than five (5) Business Days' prior written notice that, in the opinion of the applicable Competitive Bid Lender, in its sole discretion, is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and convertible into Dollars in the United States currency market.

          "Alternative Currency Equivalent Amount" means with respect to a specified Alternative Currency and a specified Dollar amount, the amount of such Alternative Currency into which such Dollar amount would be converted, based on the applicable Advance Date Exchange Rate.

          "Applicable Commitment Percentage" means, for each Lender at any time, a fraction, with respect to the Revolving Credit Facility the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in EXHIBIT A; PROVIDED that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect the addition of Lenders pursuant to SECTION 2.7 and any assignments to or by such Lender effected in accordance with SECTION 11.1.

          "Applicable Facility Fee" means that percent per annum set forth below, which shall be based upon the highest Rating of outstanding senior unsecured Indebtedness of the Borrower existing at the date of determination as specified in the table below:

                        RATING              APPLICABLE FACILITY
          TIER       S&P OR MOODY'S                  FEE
          ----  -------------------------   -------------------
          I     >= A+     or      >= A1            0.075%
          II    >= A      or      >= A2            0.080%
          III   >= A-     or      >= A3            0.090%
          IV    >= BBB+   or      >= Baa1          0.110%
          V     >= BBB    or      >= Baa2          0.150%
          VI    < BBB     or      < Baa2           0.200%

     The Applicable Facility Fee shall be established from time to time based upon the Ratings in effect from time to time. Any change in the Applicable Facility Fee due to a change in any Rating shall be effective on the date of such change in such Rating.

          "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

          "Applicable Margin" means that percent per annum set forth below, which shall be based upon the highest Rating of outstanding senior unsecured Indebtedness of the Borrower existing at the date of determination as specified in the table below:

                                            APPLICABLE   APPLICABLE
                 RATING         APPLICABLE  UTILIZATION  UTILIZATION
     TIER    S&P OR MOODY'S       MARGIN       FEE I        FEE II
     ----  -------------------  ----------  -----------  -----------
     I     >= A+   or  >= A1      0.175%      0.050%       0.050%
     II    >= A    or  >= A2      0.200%      0.060%       0.060%
     III   >= A-   or  >= A3      0.260%      0.075%       0.075%
     IV    >= BBB+ or  >= Baa1    0.340%      0.075%       0.075%
     V     >= BBB  or  >= Baa2    0.400%      0.100%       0.100%
     VI    < BBB   or  < Baa2     0.500%      0.150%       0.150%

     PROVIDED, HOWEVER, that for each day during which the Outstandings exceed thirty-three percent (33%) of the Total Revolving Credit Commitment, the Applicable Utilization Fee I shall automatically be added to the Applicable Margin set forth above; PROVIDED, FURTHER, that for each day during which the Outstandings exceed sixty-six percent (66%) of the Total Revolving Credit Commitment, the Applicable Utilization Fee II (in addition to the Applicable Utilization Fee I) shall automatically be added to the Applicable Margin. The Applicable Margin shall be established from time to time based upon the Ratings in effect from time to time. Any change in the Applicable Margin due to a change in any Rating shall be effective on the date of such change in such Rating.

          "Applicable Utilization Fee I" means that percent per annum set forth in the table in the definition of "Applicable Margin", which shall be calculated as set forth in the first proviso of the definition of "Applicable Margin". The Applicable Utilization Fee I shall be established from time to time based on the Ratings in effect from time to time. Any change in the Applicable Utilization Fee I due to a change in any Rating shall be effective on the date of such change in such Rating.

          "Applicable Utilization Fee II" means that percent per annum set forth in the table in the definition of

     "Applicable Margin", which shall be calculated as set forth in the second proviso to the definition of "Applicable Margin". The Applicable Utilization Fee II shall be established from time to time based on the Ratings in effect from time to time. Any change in the Applicable Utilization Fee II due to a change in any Rating shall be effective on the date of such change in such Rating.

          "Assessment Rate" means, for any day, the annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) which is payable by the Agent (in its individual capacity) to the Federal Deposit Insurance Corporation (or any successor) for deposit insurance for Dollar time deposits with the Agent (in its individual capacity) at its Principal Office as determined by the Agent. The CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

          "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of EXHIBIT B (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to SECTION 11.1.

          "Authorized Representative" means any of the Chairman of the Board, Vice President-Treasurer, or any other Vice President of the Borrower, or any other Person expressly designated by the written authorization of the Chairman of the Board and any one of the Vice President-Treasurer, or any other Vice President of the Borrower as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of EXHIBIT C.

          "Bank of America" means Bank of America, N.A. and its successors.

          "BAS" means Banc of America Securities LLC and its successors.

          "Base Rate" means, for any day, the rate per annum equal to the higher of (i) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (ii) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

          "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

         "Base Rate Refunding Loan" means a Base Rate Loan made to pay the Swing Line Lender in respect of Swing Line Outstandings.

          "Base Rate Revolving Loan" means a Revolving Loan for which the rate of interest is determined by reference to the Base Rate.

          "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

          "Borrower's Account" means a demand deposit account number 1290918490 or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent.

          "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility or a Swing Line Loan, in the forms of EXHIBITS D-1 AND D-2, respectively.

         "Business Day" means, (i) except as expressly provided in clauses (ii) and (iii), any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed, (ii) with respect to the selection, funding, interest rate, payment, and Interest Period of any Eurodollar Rate Loan, any day which is a Business Day, as described in clause (i) above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement and foreign exchange transactions in London, England, New York, New York and Charlotte, North Carolina, (iii) with respect to the selection, funding, interest rate, payment and Interest Period of any Offshore Rate Loan denominated in Euros, any day which is a Business Day as described in clause (ii) above, and on which TARGET (Trans-European Automated Real-time Gross settlement Express Transfer system) or any successor thereto is scheduled to be open for business, and (iv) with respect to the selection funding, interest rate, payment and Interest Period for any Offshore Rate Loan not denominated in Euros, any day which is a Business Day as described in clause (ii) above, and on which the relevant Funding Bank is open for the transaction of business contemplated by this Agreement and on which dealings in the relevant Alternative Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Alternative Currency will be made or received hereunder.

          "Capital Leases" means all leases which have been capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any related amendments, interpretations and successors thereof.

          "CD Rate" means the interest rate per annum calculated according to the following formula:

                    Fixed CD Rate
          CD  = ---------------------- + Assessment + Applicable
         Rate   1- Reserve Requirement      Rate        Margin

          "CD Rate Loan" means a Loan that bears interest at the CD Rate.

          "Change of Control" means, at any time:

               (i) any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act, other than the Trust, shall have acquired beneficial ownership (within the meaning of in Rule 13d-3 of the Exchange Act ), of 35% or more of the outstanding shares of Voting Securities of the Borrower;

               (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clauses (A) and (B).

          "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in SECTION 5.1 have been satisfied.

          "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

         "Competitive Bid Borrowing" shall have the meaning assigned to such term in SECTION 2.2(b) and shall consist of one or more Competitive Bid Loans.

         "Competitive Bid Lender" means any Lender who has made a Competitive Bid Loan for which there are Competitive Bid Outstandings.

         "Competitive Bid Loans" means the Loans provided for by SECTION 2.2, each of which shall be Absolute Rate Loans.

         "Competitive Bid Notes" means the promissory notes provided for by
     SECTION 2.5(c) substantially in the form of EXHIBIT F-3 and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

         "Competitive Bid Outstandings" means, as of any date of determination, the aggregate principal amount of all Competitive Bid Loans then outstanding.

         "Competitive Bid Quote" means an offer in accordance with SECTION 2.2(c) by a Lender to make a Competitive Bid Loan at an Absolute Rate, which shall be in substantially the form of EXHIBIT J attached hereto and incorporated herein by reference.

         "Competitive Bid Quote Request" shall have the meaning assigned to such term in SECTION 2.2(b) and shall be substantially in the form of EXHIBIT I attached hereto and incorporated herein by reference.

         "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in SECTION 6.5(a) (except for those changes concurred in by the Borrower's independent public accountants).

         "Consolidated Indebtedness" means all Indebtedness for Money Borrowed of the Borrower and its Subsidiaries, all determined on a consolidated basis.

         "Consolidated Net Worth" means, as of any date on which the amount thereof is to be determined, the consolidated stockholders' equity of the Borrower and its Subsidiaries, all as determined on a consolidated basis in accordance with

     GAAP applied on a Consistent Basis.

          "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to SECTION 2.3(c) or 3.2 hereof of a Fixed Rate Revolving Loan of one Type as a Fixed Rate Revolving Loan of the same Type from one Interest Period to the next Interest Period.

          "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to SECTION 3.2 of one Type of Revolving Loan denominated in Dollars into another Type of Revolving Loan denominated in Dollars.

          "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both unless cured or waived, would constitute an Event of Default hereunder.

          "Default Rate" means (i) with respect to each Fixed Rate Loan, until the end of the Interest Period applicable thereto, a rate of one percent (1%) above the Fixed Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be one percent (1%) above the Base Rate,
     (ii) with respect to Base Rate Loans, fees, and other amounts payable in respect of Obligations, a rate of interest per annum which shall be one percent (1%) above the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

          "Dollar Equivalent Amount" means, (a) the amount denominated in Dollars, and (b) with respect to a specified Alternative Currency amount, the amount of Dollars into which the Alternative Currency amount would be converted, based on the applicable Advance Date Exchange Rate.

          "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

          "Eligible Assignee" means (i) a Lender, (ii) an affiliate of a Lender, and (iii) any other Person approved by the Agent and the Borrower, such approvals not to be unreasonably withheld (provided that the incurrence by the Borrower of additional costs pursuant to SECTION 4.6 as a result of such assignment shall constitute a reasonable basis for withholding such consent) or delayed by the Borrower and such approval to be deemed given by the Borrower (in the absence of notice to the contrary, effective upon receipt) within ten (10) Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower; PROVIDED, HOWEVER, that neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee.

          "EMU Legislation" means (a) a Treaty on European Union (the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 1, 1992 and came into force on November 1, 1993)), and (b) legislative measures of the European Council (including without limitation European Council regulations) for the introduction of, changeover to or operation of the Euro, in each case as amended or supplemented from time to time.

          "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

          "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Code.

          "Euro" and "[Euro Symbol]" each means the single official non-legacy currency denominated as the Euro and constituting legal tender for the payment of public and private debts in the Participating Member States.

          "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

          "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

                          Interbank Offered Rate
          Eurodollar  =   ----------------------  + Applicable
             Rate         1- Reserve Requirement      Margin

          "Event of Default" means any of the occurrences set forth as such in SECTION 9.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

          "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrower shall have permanently terminated the Revolving Credit Facility and the Swing Line by payment in full of all Outstandings, together with all accrued and unpaid interest thereon, (b) all Revolving Credit Commitments shall have terminated or expired and (c) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all Obligations (other than Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement);

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

          "Fixed CD Rate" means for any CD Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent on the first day of such Interest Period to be the average of the bid rates quoted to Bank of America at approximately 10:00 A.M. New York time (or as soon thereafter as practicable) by two (2) or more certificate of deposit dealers of recognized national standing selected by Bank of America for the purchase at face value of certificates of deposit of Bank of America having a term comparable to such Interest Period and in an amount comparable to the principal amount of the CD Rate Loan to be made for such Interest Period.

          "Fixed Rate" means any of the Eurodollar Rate, the CD Rate, the Absolute Rate, the Offshore Rate, or all of the foregoing, as the case may be.

          "Fixed Rate Loan" means a Eurodollar Rate Loan, a CD Rate Loan, an Absolute Rate Loan, or an Offshore Rate Loan, or all of the foregoing, as the case may be.

          "Fixed Rate Revolving Loan" means a Revolving Loan for which the rate of interest is determined by the Eurodollar Rate, CD Rate or the Offshore Rate.

          "Funding Bank" means (a) in the case of Revolving Loans, any banking institution approved by the Agent located within a country whose currency has been approved by the Lenders as an Alternative Currency and (b) in the case of Competitive Bid Loans, any banking institution approved by the applicable Competitive Bid Lender located within a country whose currency has been approved by such Competitive Bid Lender as an Alternative Currency for a particular Competitive Bid Loan; PROVIDED that in the case of the Euro, the Funding Bank may be located in any Participating Member State.

          "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

          "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) and the purpose of such contracts is to provide credit support in the nature of a guaranty or (b) entered into for the purpose of assuring in any other manner the holder of such Indebtedness of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hazardous Material" means and includes any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material (including without limitation petroleum products, asbestos-containing materials and lead), the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

          "IBOR" means, with respect to any Offshore Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Telerate Page 3750, 3740 or 3770 (or any successor page) as the London interbank offered rate for deposits in the applicable Alternative Currency at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "IBOR" shall mean, with respect to any Offshore Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in the applicable Alternative Currency at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, PROVIDED, HOWEVER; if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

          "Indebtedness" means as to any Person, without duplication, (a) all Indebtedness for Money Borrowed of such Person, (b) all indebtedness secured by any Lien on any property or asset owned or held by such Person regardless or whether the indebtedness secured thereby shall have been assumed by such Person or is non-recourse to the credit of such Person, and
     (c) all Indebtedness of third parties Guaranteed by such Person.

          "Indebtedness for Money Borrowed" means with respect to any Person, without duplication, all indebtedness in respect of money borrowed, including without limitation, all obligations under Capital Leases, the deferred purchase price of any property or services that are in the nature of money borrowed, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including reimbursement agreements and conditional sales or similar title retention agreements), other than trade payables and accrued expenses incurred in the ordinary course of business.

          "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Telerate Page 3750, 3740 or 3770 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, PROVIDED, HOWEVER; if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

          "Interest Period" means (a) with respect to any Competitive Bid Loan, the period commencing on the date such Competitive Bid Loan is made and ending on the date specified in the Competitive Bid Quote Request and related Competitive Bid Quote for such Competitive Bid Loan; (b) with respect to any CD Rate Loan, the period commencing on the date such CD Rate Loan is made and ending, at the Borrower's option, on the date 30, 60, 90 or 180 days thereafter as notified to the Agent by the Authorized Representative in accordance with the terms hereof; (c) with respect to any Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or Converted or Continued and ending, at the Borrower's option, on the date one, two, three or six months (and, subject to SECTION 2.1(c)(iii), nine or twelve months) thereafter as notified to the Agent by the Authorized Representative in accordance with the terms hereof; and (d) with respect to any Offshore Rate Loan, the period commencing on the date such Offshore Rate Loan is made or Continued and ending, at the Borrower's option, on the date one, two, three or six months (and, subject to SECTION 2.1(c)(iii), nine or twelve months) thereafter; PROVIDED that,

               (i) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless, in the case of a Eurodollar Rate Loan or Offshore Rate Loan, such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day); and

               (ii) any Interest Period for a Eurodollar Rate Loan or Offshore Rate Loan which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

               (iii) no Interest Period shall extend beyond the Stated Termination Date; and

               (iv) Interest Periods in different lettered clauses of this definition shall be deemed to be different Interest Periods even if they are coterminous.

          "Interest Rate Selection Notice" means, with respect to the Revolving Loans, the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Fixed Rate Revolving Loan or the Conversion of any Eurodollar Rate Loan or CD Rate Loan into a Base Rate Loan or the Conversion of any Base Rate Loan into a Eurodollar Rate Loan or CD Rate Loan, in the form of EXHIBIT E.

          "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

          "Loans" means, collectively, the Swing Line Loans, the Competitive Bid Loans and the Revolving Loans.

          "Loan Documents" means this Agreement, the Notes, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Agent in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from the time to time.

          "Mandatory Cost" means, with respect to Offshore Rate Loans denominated in British pounds sterling, a rate per annum determined by the Agent calculated in accordance with the following formula:

                                        BY + S(Y-Z) + (F x 0.01)
          Mandatory Cost per annum   =  ------------------------
                                               100 - (B+S)

     where on the day of application of the formula:

     B   =     The percentage of the Agent's Eligible Liabilities (in excess of any stated minimum) by reference to which the Bank of England and/or the Financial Services Authority requires the Agent to hold on a non-interest bearing deposit account in accordance with its cash ratio requirements;

     Y   =     The percentage rate per annum at which sterling deposits are offered by the Agent to leading banks in the London interbank market at or about 11:00 A.M. (London, England time) on that day for the relevant period;

     F   =     The rate of charge payable by the Agent to the

               Financial Services Authority under paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations (but where for this purpose the figure at paragraph 2.02b or 2.03b shall be deemed to be zero) and expressed in British Pounds Sterling per [pounds symbol]1,000,000 of the Fee Base of the Agent;

     S   =     The percentage of the Agent's Eligible Liabilities which the
               Bank of England (or other relevant United Kingdom governmental authority or agency) requires the Agent to place as a Special
               Deposit; and

     Z   =     The interest rate per annum payable by the Bank of England to the Agent on Special Deposits.

          (a)  For the purposes of this definition:

               (i) "Eligible Liabilities" and "Special Deposits" shall have the meanings given to them at the time of application of the above formula under or pursuant to the Bank of England Act 1998 or by the Bank of England (as appropriate);

               (ii) "Fee Base" has the meaning given to it in the Fees Regulations;

               (iii) "Fees Regulations" means any regulations governing the payment of fees for banking supervision;

          (b) In the application of the above formula, B, Y, S, and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5% and Y = 15%, BY is calculated as 0.5 x 15 and not as 0.5% x 15%. A negative result obtained from subtracting Z from Y is to be treated as zero.

          (c) (i) The above formula is applied on the first day of each relevant period comprised in the relevant Interest Period.

               (ii) Each rate calculated in accordance with the above formula is, if necessary, rounded upward to four decimal places.

          (d) The Agent may, from time to time, after consultation with the Borrower and the Lenders, determine and notify to the Borrower and the Lenders any amendments or variations which are required to be made to the formula set out above in order to comply with any requirements from time to time imposed by any applicable regulatory authority in relation to Advances denominated in British pounds sterling (including, without limitation, any requirements relating to British pounds sterling primary liquidity) and any such determination shall, in the absence of manifest error, be conclusive and binding on the Borrower, the Lenders and the Agent.

          "Material Adverse Effect" means a material adverse effect on (i) the business, properties, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower to pay or perform its respective obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof.

          "Material Subsidiary" means at any time a Subsidiary which as of such time meets the definition of a "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission.

          "Moody's" means Moody's Investors Service, Inc.

          "Multiemployer Plan" means at any time an employee benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making, or is accruing an obligation to make, contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "New Lender" has the meaning assigned to such term in SECTION 2.7(a).

          "Notes" means, collectively, the Swing Line Note, the Competitive Bid Notes and the Revolving Notes.

          "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, and (ii) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders, the Agent or BAS hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

          "Offshore Rate" means, for any Interest Period, with respect to any Offshore Rate Loans, the rate of interest per annum (rounded upwards to the nearest 1/100th of 1%) determined by the Agent as follows:

                         IBOR
     Offshore  = ---------------------- + Applicable + Mandatory
       Rate      1- Reserve Requirement     Margin       Costs

     The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Reserve Requirement.

          "Offshore Rate Loan" means a Revolving Loan in an Alternative Currency that bears interest based on an Offshore Rate.

          "Organizational Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership or other applicable organizational or charter documents relating to the creation of such entity.

          "Outstandings" means, collectively, at any date, the Competitive Bid Outstandings, the Swing Line Outstandings and the Revolving Credit Outstandings on such date.

          "Participating Member State" means each country which from time to time becomes a Participating Member State as described in EMU Legislation.

          "Participation" means, with respect to each Swing Line Loan, the extension of credit represented by the participation of each Lender (other than the Swing Line Lender) hereunder in the liability of the Swing Line Lender in respect of such Swing Line Loan made by the Swing Line Lender in accordance with the terms hereof.

          "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

          "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

          "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Prime Rate" means the per annum rate of interest established from time to time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

          "Principal Office" means the principal office of Bank of America, presently located at 101 North Tryon Street, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Agent may from time to time designate.

          "Quotation Date" shall have the meaning assigned to such term in
     SECTION 2.2(c).

          "Rating" means the rating of senior unsecured Indebtedness of the Borrower in effect at any time which rating is made by either of Moody's or S&P.

          "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

          "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating more than 50% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "CREDIT EXPOSURE" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, to its Revolving Credit Commitment, and (b) following the occurrence and during the continuance of an Event of Default, to the sum of (i) the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings plus (ii) the amount of such Lender's Applicable Commitment Percentage of Swing Line Outstandings plus (iii) the amount of such Lender's Competitive Bid Outstandings; PROVIDED that, for the purpose of this definition only, (A) if any Lender shall have wrongfully failed to fund its Applicable Commitment Percentage of any Advance, then the Revolving Credit Commitment of such Lender shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Advance to the extent it covers such failure, and (B) if any Lender shall have wrongfully failed to pay to the Swing Line Lender on demand its Applicable Commitment Percentage of any Swing Line Loan (whether by funding its Participation therein or otherwise), such Lender's Credit Exposure attributable to all Swing Line Outstandings shall be deemed to be held by the Swing Line Lender until such Lender shall pay such deficiency amount to the Swing Line Lender together with interest thereon as provided in SECTION 3.9;

          "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against (a) in the case of Eurodollar Rate Loans and Offshore Rate Loans, "Eurocurrency liabilities" (as such term is used in Regulation D) or (b) in the case of CD Rate Loans, non-personal Dollar time deposits in an amount of $100,000 or more. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate, the Offshore Rate or the CD Rate (as the case may be) is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans, Offshore Rate Loans or CD Rate Loans. The Eurodollar Rate, the Offshore Rate and the CD Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

          "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

          "Revolving Credit Facility" means the facility described in SECTION
     2.1 hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

          "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding.

          "Revolving Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to SECTION 9.1 upon the occurrence of an Event of Default, or
     (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Outstandings, together with all accrued and unpaid interest thereon.

          "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with SECTION 2.1 and may be a Base Rate Loan, a Eurodollar Rate Loan, a CD Rate Loan, or an Offshore Rate Loan.

          "Revolving Notes" means, collectively, the promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in SECTION 2.5(a) substantially in the form of EXHIBIT F-1, with appropriate insertions as to amounts, dates and names of Lenders.

          "Significant Assets" means any assets (including, without limitation, capital stock issued by a Subsidiary or other Person) sold, leased or otherwise transferred by the Borrower or any Subsidiary other than (a) inventory and used, surplus or worn-out equipment sold in the ordinary course of business, (b) accounts receivable having an aggregate unpaid balance at no time exceeding $350,000,000 sold pursuant to arrangements whereby recourse to the Borrower or a Subsidiary for uncollectibility thereof is limited to an amount not exceeding 10% of the face amount of any sale and (c) other assets having an aggregate book value during the term of this Agreement not exceeding $625,000,000 PROVIDED that at no time shall the aggregate unpaid balance at the time of accounts receivable sold pursuant to clause (b) plus the aggregate net book value of assets sold pursuant to clause (c) exceed $625,000,000.

          "Significant Subsidiary" means at any time any Subsidiary, except Subsidiaries which at such time have been designated by the Borrower (by notice to the Agent, which may be amended from time to time) as nonmaterial and which, if aggregated and considered as a single Subsidiary, would not meet the definition of "significant subsidiary" in Regulation S-X of the Securities and Exchange Commission.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill.

          "Spot Rate of Exchange" means (i) in determining the Dollar Equivalent Amount of a specified Alternative Currency amount as of any date, the spot exchange rate determined by the Agent in accordance with its usual procedures for the purchase by the Agent of Dollars with such Alternative Currency at approximately 10:00 A.M. on the Business Day that is two (2) Business Days prior to such date, and (ii) in determining the Alternative Currency Equivalent Amount of a specified Dollar amount on any date, the spot exchange rate determined by the Agent in accordance with its usual procedures for the purchase by the Agent of such Alternative Currency with Dollars at approximately 10:00 A.M. on the Business Day that is two Business Days prior to such date.

          "Stated Termination Date" means July 14, 2004.

          "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding Voting Securities or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries; PROVIDED that for the purpose of determining compliance with SECTIONS 6.2, 6.6, 6.8, 6.9, 7.2, 7.3, 7.5, 8.2, 8.3, 9.1(e), 9.1(g), 9.1(h) AND 9.1(i), Blue Bell Italiana s.r.l.
     shall not be considered to be a Subsidiary.

          "Subsequent Participant" means each country that adopts the Euro as its lawful currency after January 1, 1999.

          "Swing Line" means the revolving line of credit established by the Swing Line Lender in favor of the Borrower pursuant to SECTION 2.6.

          "Swing Line Lender" means initially Bank of America as the lender of Swing Line Loans under SECTION 2.6 and thereafter any Lender which is successor to Bank of America as the Lender of Swing Line Loans under
     SECTION 2.6.

          "Swing Line Loans" means loans made by the Swing Line Lender to the Borrower pursuant to SECTION 2.6 and shall be Base Rate Loans.

          "Swing Line Note" means the promissory note of the Borrower evidencing the Swing Line executed and delivered to the Swing Line Lender as provided in SECTION 2.5(b) substantially in the form of EXHIBIT F-2.

          "Swing Line Outstandings" means, as of any date of determination, the aggregate principal amount of all Swing Line Loans then outstanding.

          "Total Alternative Currency Sublimit" means, with respect to the principal amount of Loans outstanding in Alternative Currencies, the Dollar Equivalent Amount of
     $100,000,000.

          "Total Revolving Credit Commitment" means a principal amount equal to
     (a) $750,000,000 or (b) at such time as EXHIBIT A hereto is amended by the entering into of one or more amendment agreements pursuant to SECTION 2.7 hereof, an amount equal to up to $1,000,000,000, as such amounts are reduced from time to time in accordance with SECTION 2.1(e).

          "Trust" means the respective trusts established under those certain deeds of trust dated August 21, 1951 made by John E. Barbey and under the will of John E. Barbey, deceased.

          "Type" shall mean any type of Loan (i.e., a Base Rate Loan, a CD Rate Loan, a Eurodollar Rate Loan, an Offshore Rate Loan or an Absolute Rate
     Loan).

          "Voting Securities" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          "Wholly-Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares and, in the case of any Subsidiary organized in a jurisdiction outside of the United States, shares not exceeding 5% of total shares) are at the time directly or indirectly owned by the Borrower.

          "Year 2000 Compliant" means all computer applications (including those affected by information received from its suppliers and vendors) that are material to the Borrower's or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions involving all dates on and after January 1, 2000;

          "Year 2000 Problem" means the risk that computer applications used by the Borrower or any of its Subsidiaries (including those affected by information received from its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates on and after January 1, 2000.

     1.2. RULES OF INTERPRETATION.

          (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis; PROVIDED that, if the Borrower notifies the Agent that the Borrower wishes to amend any covenant in
     ARTICLE VIII to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Agent notifies the Borrower that the Required Lenders wish to amend ARTICLE VIII for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

          (b) Each term defined in Articles 1, 8 or 9 of the New York Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

          (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

          (d) Except as otherwise expressly provided, references in any Loan Document to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to such Loan Document.

          (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and VICE VERSA, as the context may require.

          (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

          (g) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

          (h) Except as otherwise expressly provided, all dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

          (i) Whenever interest rates or fees are established in whole or in part by reference to a numerical percentage expressed as "___%", such arithmetic expression shall be interpreted in accordance with the convention that 1% = 100 basis points.

          (j) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

          (k) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

          (l) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

          (m) For all purposes of this Agreement (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Alternative Currency of an amount in Dollars, and the equivalent in Dollars of an amount in any Alternative Currency, shall be determined as set forth in the definitions of Dollar Equivalent Amount and Alternative

     Currency Equivalent Amount, as applicable.

                                   ARTICLE II

                              THE CREDIT FACILITIES

     2.1. REVOLVING LOANS.

          (a) COMMITMENT. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances in Dollars or an Alternative Currency (as specified in the respective Borrowing Notice) to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding a Dollar Equivalent Amount equal to the Revolving Credit Commitment of such Lender, PROVIDED, HOWEVER, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; PROVIDED FURTHER, HOWEVER, that immediately after giving effect to each such Advance, (x) the Dollar Equivalent Amount of the principal amount of Outstandings shall not exceed the then applicable Total Revolving Credit Commitment and (y) the Dollar Equivalent Amount of the Outstandings in Alternative Currencies shall not exceed the Total Alternative Currency Sublimit. Within such limits and subject to the other terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date.

          (b) AMOUNTS. Except as otherwise permitted by the Lenders from time to time, (i) the aggregate unpaid principal Dollar Equivalent Amount of Outstandings shall not exceed at any time the Total Revolving Credit Commitment, and (ii) the aggregate unpaid principal Dollar Equivalent Amount of Loans in Alternative Currencies shall not exceed by more than 5% of the Total Alternative Currency Sublimit, and, in the event there shall be outstanding any amount in excess of 105% of the Total Alternative Currency Sublimit, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Advance under the Revolving Credit Facility, other than Base Rate Refunding Loans, shall be in an amount of at least $15,000,000 (or the Dollar Equivalent Amount thereof in any Alternative Currency), and, if greater than $15,000,000, an integral multiple of $1,000,000 (or the Dollar

Equivalent Amount thereof in any Alternative Currency).

          (c) ADVANCES. (i) An Authorized Representative shall give the Agent:

          (1) at least three (3) Business Days' irrevocable telephonic notice of each Eurodollar Rate Loan and Offshore Rate Loan (whether representing an additional borrowing or the Continuation of a borrowing hereunder or the Conversion of a borrowing hereunder from a Base Rate Revolving Loan or a CD Rate Loan to a Eurodollar Rate Loan) prior to 12:00 noon,

          (2) at least two (2) Business Days' irrevocable telephonic notice of each CD Rate Loan (whether representing an additional borrowing or the Continuation of a borrowing hereunder or the Conversion hereunder from a Base Rate Revolving Loan or a Eurodollar Rate Loan to a CD Rate Loan) prior to 12:00 noon, and

          (3) irrevocable telephonic notice of each Base Rate Revolving Loan (whether representing an additional borrowing hereunder or the Conversion of a borrowing hereunder from a Fixed Rate Revolving Loan to a Base Rate Revolving Loan) prior to 12:00 noon on the day of such proposed Revolving Loan.

Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the borrowing, the Type of Revolving Loan (Base Rate, CD Rate, or Eurodollar Rate if such Revolving Loan is requested in Dollars, or Offshore Rate if such Revolving Loan is requested in an Alternative Currency), the date of borrowing, if a Fixed Rate Revolving Loan, the Interest Period to be used in the computation of interest, and if an Offshore Rate Loan, the applicable Alternative Currency. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 12:00 noon) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice. At approximately 11:00 A.M. two (2) Business Days preceding the date specified for an Advance of an Alternative Currency, the Agent shall determine the Advance Date Exchange Rate and the applicable interest rate. Not later than 11:45 A.M. two (2) Business Days preceding the date specified for each Advance of an Alternative Currency, the Agent shall provide the Borrower and each Lender notice by telefacsimile transmission of the Advance Date Exchange Rate applicable to such Advance, and the applicable Alternative Currency Equivalent Amount of the Loan or Loans required to be made by each Lender on such date, and the Dollar Equivalent Amount of such Loan or Loans and the applicable Offshore Rate.

     (ii) (A) In the case of Advances in Dollars, not later than 2:00 P.M. on the date specified for each borrowing under this SECTION 2.1, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

          (B) In the case of Advances in an Alternative Currency, not later than 10:00 A.M. on the date specified for each Advance, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Revolving Loan or Revolving Loans to be made by it on such day available to the Borrower at the Funding Bank, to the account of the Agent with the Funding Bank. The amount so received by the Funding Bank shall, subject to the terms and conditions of the Loan Documents and upon instruction from the Agent to the Funding Bank on the same day or immediately preceding day but no later than 10:00 A.M., be made available to the Borrower by delivery of the Alternative Currency Equivalent Amount to the Borrower's account with the Funding Bank.

     (iii) If requested by the Borrower through the Agent, before 12:00 noon at least four Business Days before the beginning of any Interest Period applicable to a Eurodollar Rate Loan or Offshore Rate Loan, as the case may be, each Lender will advise the Agent before 10:00 A..M. three Business Days preceding the beginning of such Interest Period as to whether, if the Borrower selects an Interest Period of nine or twelve months, such Lender expects that deposits in Dollars or the applicable Alternative Currency, as the case may be, with a term corresponding to such Interest Period will be available to it two

Business Days preceding such Interest Period in the amount and for the duration required to fund the Eurodollar Rate Loan or Offshore Rate Loan, as the case may be, to which such Interest Period would apply. If, but only if, each Lender confirms that it expects such deposits to be available to it on terms acceptable to such Lender, in its own discretion, then the Borrower shall be entitled to select a duration of nine or twelve months for such Interest Period.

          (d) REPAYMENT OF REVOLVING LOANS. The principal amount of each Revolving Loan shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of any Revolving Loan may be prepaid in whole or in part on any Business Day, upon (A) at least three (3) Business Days' irrevocable telephonic notice in the case of each Fixed Rate Revolving Loan from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M. and (B) irrevocable telephonic notice in the case of each Base Rate Revolving Loan from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M. on the day of such proposed repayment. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not effect the validity of such telephonic notice. All prepayments of Revolving Loans made by the Borrower shall be in the Dollar Equivalent Amount of $15,000,000 or such greater Dollar Equivalent Amount which is an integral multiple of $1,000,000 (provided that repayments in an Alternative Currency shall be approximately equal to such amounts), or the amount equal to all Revolving Credit Outstandings, or such other amount as necessary to comply with
SECTION 2.1(b).

          (e) REDUCTIONS. The Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to the Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $15,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Loans to the extent that the principal amount of Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid and any amount required under SECTION 4.5.

     2.2. COMPETITIVE BID LOANS. (a) In addition to borrowings of Revolving Loans, at any time prior to the Revolving Credit Termination Date and provided that no Default or Event of Default has occurred and is continuing, the Borrower may, as set forth in this SECTION 2.2, request the Lenders to make offers to make Competitive Bid Loans to the Borrower in Dollars or in an Alternative Currency. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers. Competitive Bid Loans shall be Absolute Rate Loans. Immediately after giving effect to each Competitive Bid Loan (i) the aggregate Dollar Equivalent Amount of Outstandings shall not exceed the then applicable Total Revolving Credit Commitment and (ii) the aggregate Dollar Equivalent Amount of Outstandings in Alternative Currencies shall not exceed the Total Alternative Currency Sublimit.

          (b) When the Borrower wishes to request offers to make Competitive Bid Loans, it shall give the Agent (which shall promptly notify the Lenders) notice (a "Competitive Bid Quote Request") to be received no later than (i) in the case of Competitive Bid Loans requested in an Alternative Currency, 10:30 A.M. on the date that is at least three (3) Business Days prior to the date of such proposed borrowing and (ii) in the case of Competitive Bid Loans requested in Dollars, 1:00 P.M. on the Business Day immediately preceding the date of borrowing proposed therein (or such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree). The Borrower may request offers from the Lenders to make Competitive Bid Loans for more than one Interest Period in a single notice; PROVIDED that the request for each separate Interest Period shall be deemed to be a separate Competitive Bid Quote Request for a separate borrowing (a "Competitive Bid Borrowing") of one or more Competitive Bid Loans from the Lenders. Each such Competitive Bid Quote Request shall be substantially in the form of EXHIBIT I hereto and shall specify as to each Competitive Bid Borrowing:

          (i) the proposed date of such Competitive Bid Borrowing, which shall be a Business Day;

          (ii) the aggregate amount of such Competitive Bid Borrowing, which shall be at least $15,000,000 (or the Dollar Equivalent Amount thereof in any Alternative Currency) or a larger integral multiple of $1,000,000 (or the Dollar Equivalent Amount thereof in any Alternative Currency) but shall not cause the limits specified in SECTION 2.2(a) to be violated;

          (iii)  the duration of the Interest Period applicable thereto;

          (iv) the requested Alternative Currency if the Competitive Bid Borrowing is in an Alternative Currency; and

          (v) if the Borrower would like Competitive Bid Quotes submitted for a proposed Competitive Bid Borrowing in Dollars prior to the date of such Competitive Bid Borrowing, the time and date on which such Competitive Bid Quotes are to be submitted;

Except as otherwise provided in this SECTION 2.2(b), no Competitive Bid Quote Request shall be given within five (5) Business Days (or such other number of days as the Borrower and the Agent, with the consent of the Required Lenders, may agree) of any other Competitive Bid Quote Request.

     (c) (i) Each Lender may submit one or more Competitive Bid Quotes, each containing an offer to make a Competitive Bid Loan in response to any Competitive Bid Quote Request; PROVIDED, that, if the Borrower's request under
SECTION 2.2(b) specifies more than one Interest Period, such Lender may make a single submission containing one or more Competitive Bid Quotes for each such Interest Period. Each Competitive Bid Quote must be submitted to the Agent not later than (x) in the case of a proposed Competitive Bid Borrowing in an Alternative Currency, 9:30 A.M. on the date that is at least two (2) Business Days prior to the date of such proposed Competitive Bid Borrowing, (y) in the case of a proposed Competitive Bid Borrowing in Dollars, 10:00 A.M. on the date of such proposed Competitive Bid Borrowing or such earlier date as the Borrower may set forth in the Competitive Bid Quote Request or (z) such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree and the Agent shall promptly notify all Lenders of such other agreed upon time and date (the date on which such Competitive Bid Quotes are to be submitted is called the "Quotation Date"); PROVIDED, that any Competitive Bid Quote may be submitted by the Agent (or its Applicable Lending Office) only if the Agent (or such Applicable Lending Office) notifies the Borrower of the terms of the offer contained therein not later than 9:15 A.M. (or 15 minutes prior to such other agreed upon time) on the Quotation Date in the case of Competitive Bid Loans requested in Dollars and 9:45 A.M. (or 15 minutes prior to such other agreed upon time) on the Quotation Date in the case of Competitive Bid Loans requested in an Alternative Currency . Subject to the express provisions of this Agreement, any Competitive Bid Quote so made shall be irrevocable except with the consent of the Agent given at the instruction of the Borrower.

          (ii) Each Competitive Bid Quote shall be substantially in the form of EXHIBIT J and shall specify:

               (A)  the proposed date of borrowing and the
          Interest Period therefor;

               (B) the principal amount of the Competitive Bid Loan for which such offer is being made, which principal amount shall be at least $15,000,000 (or the Dollar Equivalent Amount thereof in any Alternative Currency) or a larger multiple of $1,000,000 (or the Dollar Equivalent Amount thereof in any Alternative Currency); PROVIDED, that the aggregate principal amount of all Competitive Bid Loans for which a Lender submits Competitive Bid Quotes may not exceed the principal amount of the Competitive Bid Borrowing for a particular Interest Period for which offers were requested;

               (C) the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Competitive Bid Loan (the "Absolute Rate"); and

               (D) the identity of the quoting Lender.

Unless otherwise agreed by the Agent and the Borrower, no Competitive Bid Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Quote Request and, in particular, no Competitive Bid Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Competitive Bid Loan for which such Competitive Bid Quote is being made.

     (d) The Agent shall, as promptly as practicable after the Competitive Bid Quote is submitted but in any event not later than 9:30 A.M. (or thirty minutes after such other agreed upon time) on the Quotation Date in the case of Competitive Bid Loans requested in Dollars and 10:00 A.M. (or thirty minutes after such other agreed upon time) on the Quotation Date in the case of Competitive Bid Loans requested in an Alternative Currency, notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with SECTION 2.2(c) and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive

Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of the Competitive Bid Loans for which Competitive Bid Quotes have been received and (B) the respective principal amounts and Absolute Rates so offered by each Lender (identifying the Lender that made each Competitive Bid Quote).

     (e) Not later than 10:00 A.M. (or thirty minutes after the Agent has provided the notice required by SECTION 2.2(d)) on the Quotation Date for Competitive Bid Loans requested in Dollars and 11:00 A.M. (or thirty minutes after the Agent has provided the notice required by SECTION 2.2(d)) on the Quotation Date for Competitive Bid Loans requested in an Alternative Currency, the Borrower shall notify the Agent of its acceptance or nonacceptance of the Competitive Bid Quotes so notified to it pursuant to SECTION 2.2(d) (and the failure of the Borrower to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Lender. In the case of acceptance, such notice shall specify the aggregate principal amount of Competitive Bid Quotes for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part; PROVIDED that:

          (i) the aggregate principal amount of each Competitive Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

          (ii) the aggregate principal amount of each Competitive Bid Borrowing shall be at least $15,000,000 (or the Dollar Equivalent Amount thereof in any Alternative Currency) or a larger multiple of $1,000,000 (or the Dollar Equivalent Amount thereof in any Alternative Currency) but shall not cause the limits specified in SECTION 2.2(a) to be violated;

          (iii) acceptance of Competitive Bid Quotes may be made only in ascending order of Absolute Rates, beginning with the lowest rate so offered; and

          (iv) the Borrower may not accept any offer where the Agent has correctly advised the Borrower that such offer fails to comply with SECTION 2.2(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including, without limitation, SECTION 2.2(a)).

If Competitive Bid Quotes are made by two or more Lenders with the same Absolute Rates, for an aggregate principal amount that is greater than the amount in respect of which Competitive Bid Quotes are accepted for the related Interest Period (after taking into account the acceptance of all Competitive Bid Quotes with lower Absolute Rates, if any, offered by any Lender for such related Interest Period), then the principal amount of the Competitive Bid Loans in respect of which such Competitive Bid Quotes are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in amounts of at least $1,000,000 or the Dollar Equivalent Amount thereof in any Alternative Currency) in proportion to the aggregate principal amount of such Competitive Bid Quotes. Determinations by the Borrower of the amounts of Competitive Bid Loans and the lowest bid after adjustment as provided in SECTION 2.2(e)(iii) shall be conclusive in the absence of manifest error.

     (f) (i) In the case of Competitive Bid Loans in Dollars, not later than 1:00 P.M. on the date specified for any Competitive Bid Loan, any Lender whose offer to make such Competitive Bid Loan has been accepted shall make the amount of such Loan available to the Agent at the Principal Office in Dollars and in immediately available funds, for account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in Dollars and in immediately available funds, in an account of the Borrower maintained at the Principal Office or otherwise as shall be directed by an Authorized Representative and reasonably acceptable to the Agent.

          (ii) In the case of Competitive Bid Loans in an Alternative Currency, not later than 10:00 A.M. on the date specified for any Competitive Bid Loan, any Lender whose offer to make such Competitive Bid Loan has been accepted shall make the amount of such Loan available to the Borrower at the Funding Bank, to the account of the applicable Competitive Bid Lender with the Funding Bank. The amount so received by the Funding Bank shall, subject to the terms and conditions of the Loan Documents and upon instruction from the Agent to the Funding Bank on the same day or immediately preceding day but no later than 10:00 A.M., be made available to the Borrower by delivery of the Alternative Currency Equivalent Amount to the Borrower's account with the Funding Bank.

     2.3. UTILIZATION OF ALTERNATIVE CURRENCIES. (a) Revolving Loans in Alternative Currencies shall be limited to Offshore Rate Loans. Competitive Bid Loans in Alternative Currencies shall be limited to Absolute Rate Loans.

     (b) Each request for an Advance or Loan in an Alternative Currency under a Borrowing Notice or Competitive Bid Quote Request, as the case may be, shall constitute the Borrower's request for a Loan of the Dollar Equivalent Amount of the amount of the Alternative Currency specified in such Borrowing Notice or Competitive Bid Quote Request, as the case may be, and for such Loan to be made available by the Lenders to the Borrower in the Alternative Currency Equivalent Amount of such Dollar Equivalent Amount (determined based on the Advance Date Exchange Rate applicable to such Advance or Loan). The principal amount outstanding on any Loan shall be recorded in the Agent's records in Dollars (in the case of an Advance or Loan in an Alternative Currency as if the Loan had initially been made in Dollars), based on the Dollar Equivalent Amount of the initial Advance or Loan in an Alternative Currency, as reduced from time to time by the Dollar Equivalent Amount (based on the Advance Date Exchange Rate applicable to such Advance or Loan) of any principal payments with respect to such Advance or Loan. For the purposes of determining the maximum amount of Outstandings hereunder, it is intended by the parties that all Loans shall be the functional equivalent of Loans made and repaid (based on the applicable Advance Date Exchange Rate for each Advance) in Dollars. It is recognized that one or more Lenders may elect to record Loans or Advances in Alternative Currencies. The Agent shall maintain records sufficient to identify at any time (A) the Advance Date Exchange Rate with respect to each Advance and Loan and (B) the portion of the Outstandings attributable to each Advance.

     (c) The Borrower may elect to Continue an Offshore Rate Loan pursuant to the terms of SECTION 3.2(b) and subject to the conditions set forth in this
SECTION 2.3(c). In the event an Offshore Rate Loan is Continued, such election to Continue the Offshore Rate Loan shall be treated as an Advance and the Agent shall notify the Borrower and the Lenders of the Advance Date Exchange Rate, the Interest Period and the rate for such Continued Offshore Rate Loan. The Lenders shall each be deemed to have made an Advance to the Borrower of its Applicable Commitment Percentage of each Revolving Loan in an Alternative Currency and the Agent shall apply the Advance Date Exchange Rate for such new Interest Period to such Continued Alternative Currency Equivalent Amount to determine the new Dollar Equivalent Amount of such Revolving Loan and shall adjust its books and the Revolving Credit Outstandings. In the event that such adjustment with respect to a Continued Revolving Loan would cause (x) the total Dollar Equivalent Amount of Outstandings to exceed the Total Revolving Credit Commitment or (y) the total Dollar Equivalent Amount of Outstandings in Alternative Currencies to exceed the Total Alternative Currency Sublimit, the Borrower shall, immediately on the effective date of such Continuation, repay (a "Rate Adjustment Payment") the portion of such Continued Revolving Loan (applying the new Advance Date Exchange Rate) necessary to ensure that (xx) the Dollar Equivalent Amount of all Outstandings does not exceed the Total Revolving Credit Commitment and (yy) the Dollar Equivalent Amount of all

Outstandings in Alternative Currencies does not exceed the Total Alternative Currency Sublimit, PROVIDED, HOWEVER, that the Borrower shall not be required to pay any additional compensation pursuant to SECTION 4.5 with respect to a prepayment of a Revolving Loan required by this sentence if such prepayment is made immediately on the effective date of the Continuation giving rise to such prepayment and no notice of such prepayment shall be required. If the Agent does not receive an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or Continuation of an Offshore Rate Loan by the time prescribed in SECTIONS 2.1(c)(i) or 3.2(b), as applicable, the Borrower shall be deemed to have elected to repay such Offshore Rate Loan and if such Offshore Rate Loan is not repaid on the last day of the applicable Interest Period, together with accrued interest thereon, such Offshore Rate Loan shall be converted into a Base Rate Loan in the Dollar Equivalent Amount of such Offshore Rate Loan. The Borrower shall not be entitled to elect to Continue any Offshore Rate Loan if a Default or Event of Default shall have occurred and be continuing.

     (d) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to (i) the liabilities for Indebtedness of the Borrower to the Lenders under or pursuant to this Agreement or (ii) each Lender's Revolving Credit Commitment, any reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency of a Subsequent Participant to be paid to or by the Agent shall immediately, upon it becoming a Subsequent Participant, be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the Euro unit as the Agent may specify.

     (e) The Agent may from time to time further modify the terms of, and practices contemplated by, this Agreement with respect to the Euro to the extent the Agent determines, in its reasonable discretion, that such modifications are necessary or convenient to reflect new laws, regulations, customs or practices developed in connection with the Euro. The Agent may effect such modifications, and this Agreement shall be deemed so amended, without the consent of the Borrower or Lenders to the extent such modifications are not materially disadvantageous to the Borrower and the Lenders, upon notice thereto.

     2.4. USE OF PROCEEDS. The proceeds of the Loans made pursuant to the Revolving Credit Facility hereunder shall be used by the Borrower for general working capital needs and other lawful corporate purposes including without limitation the making of acquisitions and, subject to SECTION 6.10, repurchases of outstanding shares of its common stock.

     2.5. NOTES.

     (a) REVOLVING NOTES. Revolving Loans made by each Lender shall be evidenced by the Revolving Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

     (b) SWING LINE NOTE. The Swing Line Outstandings shall be evidenced by a separate Swing Line Note payable to the order of the Swing Line Lender in the amount of the Swing Line, which Note shall be dated the Closing Date and shall be duly completed, executed and delivered by the Borrower.

     (c) COMPETITIVE BID NOTES. The Competitive Bid Loans made by each Lender shall be evidenced by the Competitive Bid Note payable to the order of such Lender, which Competitive Bid Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

     2.6. SWING LINE. (a) Notwithstanding any other provision of this Agreement to the contrary, in order to administer the Revolving Credit Facility in an efficient manner and to minimize the transfer of funds between the Agent and the Lenders, the Swing Line Lender shall make available Swing Line Loans in Dollars to the Borrower prior to the Revolving Credit Termination Date. The Swing Line Lender shall not be obligated to make any Swing Line Loan pursuant hereto (and shall not unless otherwise approved by the Required Lenders) (i) if to the actual knowledge of the Swing Line Lender the Borrower is not in compliance with all the conditions to the making of Revolving Loans set forth in this Agreement,
(ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings exceed $50,000,000, or (iii) if after giving effect to such Swing Line Loan, the Outstandings exceed the then applicable Total Revolving Credit Commitment. Each Swing Line Loan shall mature, and the principal amount thereof, together with any accrued interest thereon, shall be payable (if not previously prepaid) in full to the Swing Line Lender on the fifth Business Day after such Swing Line Loan is made. The Company may, subject to the conditions set forth in the preceding two sentences, borrow, repay and reborrow under this SECTION 2.6. Unless notified to the contrary by the Swing Line Lender, borrowings under the Swing Line shall be made in the minimum amount of $1,000,000 or, if greater, in amounts which are integral multiples of $1,000,000, upon written request by telefacsimile transmission, effective upon receipt, by an Authorized Representative of the Borrower made to the Swing Line

Lender not later than 2:00 P.M. on the Business Day of the requested borrowing. Each such Borrowing Notice shall specify the amount of the borrowing and the date of borrowing, and shall be in the form of EXHIBIT D-2, with appropriate insertions. Unless notified to the contrary by the Swing Line Lender, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $1,000,000 or the aggregate amount of all Swing Line Outstandings.

     (b) The interest payable on Swing Line Loans is solely for the account of the Swing Line Lender. Swing Line Loans shall bear interest solely at the Base Rate. Swing Line Loans shall accrue interest at the Default Rate, and all accrued and unpaid interest on Swing Line Loans shall be payable, on the dates and in the manner provided in SECTIONS 3.3 with respect to interest on Base Rate Loans.

     (c) Upon the making of a Swing Line Loan in accordance with paragraph (a) above, each Lender shall be deemed to have purchased from the Swing Line Lender a Participation therein in an amount equal to that Lender's Applicable Commitment Percentage of such Swing Line Loan. Upon demand made by the Swing Line Lender, each Lender shall, according to its Applicable Commitment Percentage of such Swing Line Loan, promptly provide to the Swing Line Lender its purchase price therefor in an amount equal to its Participation therein. Any Advance made by a Lender pursuant to demand of the Swing Line Lender of the purchase price of its Participation shall when made be deemed to be (i) provided that the conditions to making Revolving Loans shall be satisfied, a Base Rate Refunding Loan under SECTION 2.1, and (ii) in all other cases, the funding by each Lender of the purchase price of its Participation in such Swing Line Loan. The obligation of each Lender to so provide its purchase price to the Swing Line Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

     (d) The Borrower, at its option and subject to the terms hereof, may request an Advance pursuant to SECTION 2.1 in an amount sufficient to repay Swing Line Outstandings on any date and the Agent shall provide from the proceeds of such Advance to the Swing Line Lender the amount necessary to repay such Swing Line Outstandings (which the Swing Line Lender shall then apply to such repayment) and credit any balance of the Advance in immediately available funds in the manner directed by the Borrower pursuant to SECTION 2.1(c)(ii)(A). The proceeds of such Advances shall be paid to the Swing Line Lender for application to the Swing Line Outstandings and the Lenders shall then be deemed to have made Loans in the amount of such Advances. The Swing Line shall continue in effect until the Revolving Credit

Termination Date, at which time all Swing Line Outstandings and accrued interest thereon shall be due and payable in full.

     2.7. INCREASE IN TOTAL REVOLVING CREDIT COMMITMENT. (a) The Borrower, the Agent and any Lender or any other Person qualifying as an Eligible Assignee but for the absence of an assignment, or any combination of such Lenders and such Persons (collectively, "New Lenders"), may (in their sole discretion) enter into one or more amendment agreements substantially in the form of EXHIBIT K attached hereto and incorporated herein by reference without further approval of the Lenders (or any other New Lender) pursuant to which each New Lender agrees to incur or increase, as the case may be, its Revolving Credit Commitment so as to make available to the Borrower, subject to all conditions herein set forth, Revolving Loans in the maximum aggregate Dollar Equivalent Amount (for all New Lenders) of up to $250,000,000 thereby increasing the Total Revolving Credit Commitment to up to the Dollar Equivalent Amount of $1,000,000,000; PROVIDED that

     (i) each such increase shall be in an amount at least equal to $30,000,000 or an integral multiple of $5,000,000 in excess thereof; and

     (ii) the Borrower shall execute and deliver to the Agent (A) Notes for each New Lender, (B) Competitive Bid Notes for each Lender, (C) board resolutions of the Borrower certified by its secretary or assistant secretary approving and adopting such Notes and authorizing the execution and delivery thereof, and (D) the legal opinion of either the General Counsel of the Borrower or special counsel to the Borrower as to the due authorization, execution and delivery of the Notes, the enforceability thereof and no conflict thereof with the Organizational Documents, by-laws and material agreements of the Borrower, all in form and substance substantially similar to such opinions delivered on the Closing Date in satisfaction of SECTION 5.1(a)(ii).

(b) Upon the execution, delivery and acceptance of the documents required by this SECTION 2.7, each New Lender shall have all of the rights and obligations of a Lender under this Agreement. The Agent shall provide the Lenders with notice of the revised Total Revolving Credit Commitment and the revised Applicable Commitment Percentages of the Lenders, including the New Lenders.


                                   ARTICLE III

                     FUNDING, FEES, AND PAYMENT CONVENTIONS

     3.1. INTEREST RATE OPTIONS. (a) All Swing Line Loans shall be Base Rate Loans. All Competitive Bid Loans shall be Absolute

Rate Loans. All Revolving Loans in Alternative Currencies shall be Offshore Rate Loans. Revolving Loans in Dollars may be Base Rate Loans, CD Rate Loans, or Eurodollar Rate Loans, as the Borrower may elect in the related Borrowing Notice or Interest Rate Selection Notice, as the case may be.

     (b) Fixed Rate Loans and Base Rate Loans may be outstanding at the same time and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the option to elect (i) in the case of Revolving Loans made in Dollars, the Type of Revolving Loan (subject to SECTION 3.1(a)) and (ii) in the case of all Fixed Rate Revolving Loans, the duration of the initial and any subsequent Interest Periods and (iii) to Convert Revolving Loans (other than Offshore Rate Loans which shall be subject to SECTION 2.3(c)) in accordance with SECTIONS 2.1(c)(i) AND 3.2, as applicable; PROVIDED, HOWEVER,
(x) there shall not be outstanding at any one time Fixed Rate Loans having more than twenty (20) different Interest Periods and (y) no Fixed Rate Loan shall have an Interest Period that extends beyond the Stated Termination Date. If the Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any such Revolving Loan to or Continuation of any such Revolving Loan as a Fixed Rate Revolving Loan by the time prescribed by SECTIONS 2.1(c)(i) AND 3.2, as applicable, (I) in the case of Revolving Loans that are denominated in Dollars, the Borrower shall be deemed to have elected to obtain or Convert such Revolving Loan to (or Continue such Revolving Loan as) a Base Rate Revolving Loan until the Borrower notifies the Agent in accordance with SECTION 3.2 and
(II) in the case of Revolving Loans made in Alternative Currencies, SECTION 2.3(c) shall apply. The Borrower shall not be entitled to elect to Continue any Revolving Loan as or Convert any Revolving Loan into a Fixed Rate Revolving Loan if a Default or Event of Default shall have occurred and be continuing.

     3.2. CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS. Subject to the limitations set forth in the definition of "Interest Period," in SECTIONS 2.1(c)(iii) AND 3.1 and in ARTICLE IV, the Borrower may:

     (a) upon delivery of telephonic notice to the Agent (which shall be irrevocable) on or before 12:00 noon on any Business Day, Convert any Fixed Rate Revolving Loan to a Base Rate Revolving Loan on the last day of the Interest Period for such Fixed Rate Revolving Loan; and

     (b) provided that no Default or Event of Default shall have occurred and be continuing, upon delivery of telephonic notice to the Agent (which shall be irrevocable) on or before 12:00 noon three (3) Business Days' prior to the date of such Conversion or Continuation in the case of Eurodollar Rate Loans and Offshore Rate Loans and two (2) Business Days' prior to the date of such Conversion or Continuation in the case of CD Rate Loans:

          (i) elect a subsequent Interest Period for any Fixed Rate Revolving Loan to begin on the last day of the then current Interest Period for such Fixed Rate Revolving Loan (subject to SECTION 2.3 with respect to any Offshore Rate Loan); or

          (ii) Convert any Base Rate Revolving Loan to a Fixed Rate Revolving Loan on any Business Day.

Subject to SECTION 2.3(c), failure by the Borrower to elect a Conversion or a Continuation or to provide notice of payment shall result in the automatic Continuation or Conversion, as the case may be, of the applicable Loan to a Base Rate Loan. Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the affected Fixed Rate Revolving Loan, the Type of Revolving Loan, and, if a Continuation as or Conversion into a Fixed Rate Revolving Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 12:00 noon) not later than 3:00 P.M. on the same day as the Agent's receipt of such notice. All such Continuations or Conversions of Revolving Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

     3.3. PAYMENT OF INTEREST. The Borrower shall pay to the Agent interest on the outstanding and unpaid principal amount of each Loan, (i) for the account of each Lender in the case of Revolving Loans commencing on the first date of such Revolving Loan until such Revolving Loan shall be repaid, at the applicable Base Rate or Fixed Rate as designated by the Borrower in the related Borrowing Notice or Interest Rate Selection Notice or as otherwise provided hereunder, (ii) for the account of the Swing Line Lender in the case of Swing Line Loans and (iii) for the account of each Competitive Bid Lender, for the period commencing on the date of such Competitive Bid Loan until such Competitive Bid Loan is paid in full at the Absolute Rate. Interest on each Loan shall be paid on the earlier of
(a) in the case of any Base

Rate Revolving Loan, quarterly in arrears of the last Business Day of each March, June, September and December, commencing on September 30, 1999, until the Revolving Credit Termination Date, at which date the entire principal amount of and all accrued interest on the Loans shall be paid in full, (b) in the case of any Swing Line Loan, as provided in SECTION 2.6(a) and (b), (c) in the case of any Fixed Rate Loan, on last day of the applicable Interest Period for such Fixed Rate Loan and if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period, and (d) upon payment in full of the related Loan; PROVIDED, HOWEVER, that if any Event of Default shall occur and be continuing, all amounts outstanding hereunder shall bear interest thereafter until paid in full at the Default Rate.

     3.4. PREPAYMENTS OF FIXED RATE LOANS. Subject to SECTION 2.3(c), whenever any payment of principal shall be made in respect of any Loan hereunder, whether at maturity, on acceleration, by optional or mandatory prepayment or as otherwise required or permitted hereunder, with the effect that any Fixed Rate Loan shall be prepaid in whole or in part prior to the last day of the Interest Period applicable to such Fixed Rate Loan, such payment of principal shall be accompanied by the additional payment, if any, required by SECTION 4.5.

     3.5. MANNER OF PAYMENT. (a) The principal amount of all Outstandings shall be due and payable to the Agent for the benefit of each Lender, the Competitive Bid Lender or the Swing Line Lender, as the case may be, in full on the Revolving Credit Termination Date or earlier as specifically provided herein. Such principal amount shall be recorded in Dollars as set forth in SECTION 2.3. The repayment of such principal amount shall be made in Dollars if the Loan was made in Dollars. If the Loan was made in an Alternative Currency, the portion of the Revolving Credit Outstandings attributable to each Advance (or the Continuation thereof) and the portion of Competitive Bid Outstandings attributable to each Competitive Bid Borrowing (each as determined from the Agent's records) shall be repaid in the same Alternative Currency as such Advance or Competitive Bid Borrowing. Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid by or on behalf of the Borrower to the Lenders, the Competitive Bid Lenders, the Agent, or the Swing Line Lender with respect to any Loan, shall be made to the Agent (i) in Dollars at the Principal Office in the case of Loans made in Dollars and (ii) in the same Alternative Currency at the Funding Bank in the case of Loans made in Alternative Currencies, in immediately available funds without setoff, recoupment, deduction or counterclaim on or before 2:00 P.M. on the date such payment is due; PROVIDED that in the case of Competitive Bid Loans made in

Alternative Currencies, such payment shall be made to the applicable Competitive Bid Lender at the Funding Bank. The Borrower shall give the Agent not less than one (1) Business Day prior written notice of any payment of principal, such notice to be given prior to 2:00 P.M. and to specify the date the payment will be made and the Loan to which payment relates. In the case of Loans made in Dollars, the Agent may, but shall not be obligated to, debit the amount of such payment from any one or more ordinary deposit accounts of the Borrower with the Agent.

     (b) Any payment made by or on behalf of the Borrower shall be made both (i) in Dollars in the case of Loans made in Dollars and in the required Alternative Currency in the case of Loans made in Alternative Currencies and in immediately available funds and (ii) prior to 2:00 P.M. on the date such payment is to be made. Any such payment shall not be deemed to be received until the time such funds become available. Interest shall continue to accrue at the Default Rate on any principal or fees as to which no payment is made from the date such amount was due and payable until the date such funds become available.

     (c) In the event that any payment hereunder or under any of the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under the definition of "Interest Period"; PROVIDED, however, that interest shall continue to accrue during the period of any such extension; and PROVIDED further, however, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

     3.6. FEES. (a) FACILITY FEE. For the period beginning on and including the Closing Date and ending on (but excluding) the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a facility fee equal to the Applicable Facility Fee multiplied by the Total Revolving Credit Commitment without giving effect to any Outstandings. Such fees shall be due in arrears on the last Business Day of each March, June, September and December commencing September 30, 1999 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion.

     (b) ADMINISTRATIVE FEES. The Borrower agrees to pay to the Agent, for the Agent's individual account, an annual administrative fee, such fee to be payable in such amounts and at such dates as from time to time agreed to by the Borrower and

Agent in writing.

     (c) COMPETITIVE BID FEES. The Borrower agrees to pay to the Agent, for the Agent's individual account, an administrative fee of $1,500 for each Competitive Bid Quote Request made by the Borrower, such fee to be payable at the time of each Competitive Bid Quote Request.

     3.7. PAYMENTS TO AGENT FOR LENDERS. Except as otherwise specified herein,
(a) each payment on account of the principal of and interest on Revolving Loans, the fees described in SECTION 3.6, and Swing Line Loans as to which the Lenders have funded their respective Participations which remain outstanding, shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) each payment on account of the principal of and interest on Swing Line Loans shall be made to the Agent for the account of the Swing Line Lender, (c) each payment on account of the principal of and interest on a Competitive Bid Loan shall be made to the Agent for the account of the respective Competitive Bid Lender making such Competitive Bid Loan and (d) the Agent will promptly distribute to the Lenders, the Swing Line Lender or Competitive Bid Lenders, as the case may be, in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

     3.8. COMPUTATION OF RATES AND FEES. Except as may be otherwise expressly provided, (a) interest on Base Rate Loans shall be computed on the basis of a year of 365/366 days and calculated for actual days elapsed and (b) all other interest rates (including each Fixed Rate and the Default Rate) and fees shall be computed on the basis of a year of 360 days and calculated for actual days elapsed.

     3.9. DEFICIENCY ADVANCES; FAILURE TO PURCHASE PARTICIPATIONS. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan or Advance hereunder or to fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the applicable Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such Advance under its Note; PROVIDED that, (i) such defaulting Lender shall not be entitled to receive payments of principal, interest or fees with respect to such deficiency advance until such deficiency advance shall be paid by such Lender and (ii) upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by a Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the applicable Note of the Agent in full payment of such deficiency advance and such Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by such Borrower thereon. In the event any Lender shall fail to fund its purchase of a Participation after notice from the Swing Line Lender, such Lender shall pay to the Swing Line Lender such amount on demand, together with interest on the amount so due from the date of such notice at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank to the date such purchase price is received by the Swing Line Lender.

                                   ARTICLE IV

                             CHANGE IN CIRCUMSTANCES

     4.1. INCREASED COST AND REDUCED RETURN.

     (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

          (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Fixed Rate Loans, its Note, or its obligation to make Fixed Rate Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Fixed Rate Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

          (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate, the Offshore Rate and the CD Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Revolving Credit Commitment of such Lender hereunder; or

          (iii) shall impose on such Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Fixed Rate Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Fixed Rate Loans, then the Borrower shall pay to such Lender within 15 days of demand for such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this SECTION 4.1(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION 4.4 shall be applicable); PROVIDED that such suspension shall not affect the right of such Lender to receive the compensation so requested.

     (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time within 15 days after demand to such Lender

(with a copy to the Agent) the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

     (c) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this SECTION 4.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this SECTION 4.1 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder and the calculation thereof in reasonable detail which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

     (d) Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender's right to demand such compensation; PROVIDED that the Borrower shall not be under any obligation to compensate any Lender under clauses (a) or (b) above with respect to increased costs or reduction in return on capital with respect to any period prior to the date that is three months prior to such request if such Lender knew or could reasonably have been expected to be aware of the circumstances giving rise to such increased costs or reductions in return on capital and of the fact that such circumstances would in fact result in a claim for increased compensation by reason of such increased costs or reductions in capital; PROVIDED FURTHER that the foregoing limitation shall not apply to any increased costs or reductions in return on capital arising out of the retroactive application of any law, rule, guideline or directive as aforesaid within such three month period.

     4.2. LIMITATION ON TYPES OF LOANS. If on or prior to the first day of any Interest Period for any Fixed Rate Revolving Loan:

          (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or CD Rate for such Interest Period; or

          (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Fixed Rate will not adequately and fairly reflect the cost to the Lenders of funding Fixed Rate Revolving Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

     4.3. ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans or Offshore Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and Offshore Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until the circumstances giving rise to suspension no longer exist in which case such Lender shall again make, maintain, and fund Eurodollar Rate Loans or Offshore Rate Loans, as applicable (in which case the provisions of SECTION 4.4 shall be applicable).

     4.4. TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make a Fixed Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to SECTION 4.1 OR 4.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans in the Dollar Equivalent Amount of such Affected Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by SECTION 4.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in SECTION 4.1 OR 4.3 hereof that gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

          (b) all Loans that would otherwise be made or

     Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in SECTION 4.1 OR 4.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this SECTION 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically
(i) in the case of Affected Loans originally made in Dollars, Converted and (ii) in the case of Affected Loans originally made in an Alternative Currency, converted into the Alternative Currency Equivalent Amount, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, currency denomination and Interest Periods) in accordance with their respective Revolving Credit Commitments.

     4.5. COMPENSATION. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

          (a) any payment, prepayment, or Conversion of a Fixed Rate Loan for any reason (except as set forth in SECTION 2.3(c)) including, without limitation, the acceleration of the Loans pursuant to SECTION 9.1, on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in ARTICLE V to be satisfied) to borrow, Convert, Continue, or prepay a Fixed Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

     4.6. TAXES. (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 4.6) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Agent, at its address referred to in SECTION 11.2, the original or a certified copy of a receipt evidencing payment thereof.

     (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

     (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this SECTION 4.6) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto. Indemnification shall be made within 15 days of the date of demand therefor.

     (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter (but only so long as such Lender remains lawfully able to do so) on or before the date any predecessor forms described in this clause (d) expire or become obsolete or after the occurrence of any event requiring a change in the most recent forms delivered to the Agent, shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

     (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to SECTION 4.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under SECTION 4.6(a) OR 4.6(b) with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

     (f) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

     (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this SECTION 4.6 shall survive the termination of the Revolving Credit Commitments and the payment in full of the Notes.

     (h) REFUNDS OR CREDITS. If any Lender receives a refund or credit from a taxation authority (such credit to include any increase in any foreign tax credit) in respect of any Taxes or Other Taxes for which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts hereunder, it shall within 30 days from the date of such receipt pay over the amount of such refund, credit or other reduction to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower with respect to the

Taxes or Other Taxes giving rise to such refund or credit), net of all reasonable out-of-pocket third party expenses of such Lender related to claiming such refund or credit and without interest (other than interest paid by the relevant taxation authority with respect to such refund or credit); provided, however, that the Borrower agrees to repay, upon the request of such Lender, the amount paid over to the Borrower (plus penalties, interest or other charges) to such Lender in the event such Lender is required to repay such refund or credit to such taxation authority.

     (i) CONDUIT FINANCING ARRANGEMENTS. Notwithstanding anything to the contrary in this SECTION 4.6, if the Internal Revenue Service determines that a Lender is participating in a conduit financing arrangement as defined in Section 7701(1) of the Code and the regulations thereunder (a "Conduit Financing Arrangement"), then (i) any Taxes that the Borrower is required to withhold from payments to the Lender participating in the Conduit Financing Arrangement shall be excluded from the additional amounts to be paid under SECTIONS 4.6(a), (b) or
(c) and (ii) such Lender shall indemnify the Borrower in full for any and all Taxes for which the Borrower is held liable under Section 1461 of the Code by virtue of such Conduit Financing Arrangement.

     4.7. CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of SECTION 4.1, 4.2(b) or 4.6 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; PROVIDED, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and PROVIDED, FURTHER, that nothing in this SECTION 4.7 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to
SECTION 4.1, 4.2(b) or 4.6.

     4.8. SUBSTITUTION OF LENDERS. Upon the receipt by the Borrower from any Lender (an "Affected Lender") of a claim under SECTION 4.1, 4.2(b) or 4.6, the Borrower may: (a) request one or more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Revolving Credit Commitment; or
(b) replace such Affected Lender by designating another Lender or a financial institution that is willing to acquire such Loans and assume such Revolving Credit Commitment; PROVIDED that (i) such replacement does not conflict with any requirement of law, (ii) no Default or Event of Default shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or financial institution shall purchase, at par) all Loans, accrued interest and other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under SECTION 4.5 if any Fixed Rate Loan owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender, shall otherwise qualify as an Eligible Assignee, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of SECTION 11.1 (provided that the Borrower or replacement Lender shall be obligated to pay the registration and processing fee) and (vii) the Borrower shall pay all additional amounts (if any) required pursuant to SECTION 4.1, 4.2(b) or 4.6, as the case may be, to the extent such additional amounts were incurred on or prior to the consummation of such replacement.

                                    ARTICLE V

                           CONDITIONS TO MAKING LOANS

     5.1. CONDITIONS OF INITIAL ADVANCE. The obligation of the Lenders to make the initial Advance under the Revolving Credit Facility or an initial Competitive Bid Loan, and of the Swing Line Lender to make any Swing Line Loan, is subject to the conditions precedent that:

          (a) the Agent shall have received on the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

               (i) executed originals of each of this Agreement, the Notes and the other Loan Documents, together with all schedules and exhibits thereto;

               (ii) the favorable written opinion or opinions with respect to the Loan Documents and the transactions contemplated thereby of special counsel to the Borrower dated the Closing Date, addressed to the Agent and the Lenders and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of EXHIBIT G;

               (iii) resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of the Borrower certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by the Borrower, and authorizing the execution and delivery thereof;

               (iv) specimen signatures of officers or other appropriate representatives executing the Loan Documents on behalf of the Borrower, certified by the secretary or assistant secretary of the Borrower;

               (v) the Organizational Documents of the Borrower certified as of a recent date by the Secretary of State of its state of organization;

               (vi) the by-laws of the Borrower certified as of the Closing Date as true and correct by its secretary or assistant secretary;

               (vii) a certificate issued as of a recent date by the Secretary of State of the jurisdiction of formation of the Borrower as to the due existence and good standing of such the Borrower;

               (viii) notice of appointment of the initial Authorized Representative(s);

               (ix) certificate of an Authorized Representative dated the Closing Date demonstrating compliance with the covenants contained in SECTIONS 8.1, 8.2(i), AND 8.3(e) as of the end of the fiscal quarter for which financial statements are publicly available most recently ended prior to the Closing Date, substantially in the form of EXHIBIT H;

               (x) an initial Borrowing Notice, if any, and, if elected by the Borrower, Interest Rate Selection Notice;

               (xi) evidence that all fees payable by the Borrower on the Closing Date to the Agent, BAS and the Lenders have been paid in full;

               (xii) a certificate of an Authorized Representative as to the occurrence or truthfulness, as applicable, of the matters set forth in
          SECTION 5.1(b)(i) and (ii) hereof as of the Closing Date;

               (xiii) such other documents, instruments, certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

          (b) Each of the following shall have occurred or be true:

               (i) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be likely to result in a Material Adverse Effect; and

               (ii) the Borrower shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which the Borrower is a party or by which it or its properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which will not have a Material Adverse Effect.

          (c) In the reasonable judgment of the Agent and the Lenders:

               (i) there shall not have occurred or become known to the Agent or the Lenders any event, condition, situation or status since January 2, 1999, in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or in the facts and information regarding the Borrower and its Subsidiaries delivered to the Agent prior to the Closing Date that has had or could reasonably be expected to result in a Material Adverse Effect;

     5.2. CONDITIONS OF REVOLVING LOANS, SWING LINE LOANS AND COMPETITIVE BID LOANS. The obligations of the Lenders to make any Revolving Loans or Competitive Bid Loans, and the Swing Line Lender to make Swing Line Loans, hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

          (a) the Agent or, in the case of Swing Line Loans, the Swing Line Lender shall have received a Borrowing Notice if required by ARTICLE II;

          (b) the representations and warranties of the Borrower set forth in
     ARTICLE VI (other than Section 6.5(c)) and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such

     Advance, Swing Line Loan or Competitive Bid Loan, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in SECTION 6.5(a) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to SECTION 7.1 from the date financial statements are delivered to the Agent and the Lenders in accordance with such Section;

          (c) at the time of (and after giving effect to) each Advance, Swing Line Loan or Competitive Bid Loan, no Default or Event of Default specified in ARTICLE IX shall have occurred and be continuing; and

          (d) immediately after giving effect to:

               (i) a Loan, the aggregate principal balance of all outstanding Loans (other than Competitive Bid Loans) for each Lender shall not exceed such Lender's Revolving Credit Commitment;

               (ii) a Swing Line Loan, the Swing Line Outstandings shall not exceed $50,000,000;

               (iii) a Loan, the Outstandings shall not exceed the then applicable Total Revolving Credit Commitment; and

               (iv) a Loan in an Alternative Currency, the Outstandings in Alternative Currencies shall not exceed the Total Alternative Currency Sublimit.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants with respect to itself and to its Subsidiaries (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

     6.1. CORPORATE EXISTENCE AND POWER. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Pennsylvania, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     6.2. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     6.3. MATERIAL SUBSIDIARIES. Each of the Borrower's Material Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     6.4. BINDING EFFECT. This Agreement constitutes a valid and binding agreement of the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms.

     6.5. FINANCIAL INFORMATION. (a) The consolidated balance sheet of the Borrower and its Subsidiaries as of January 2, 1999 and the related consolidated statements of income, retained earnings and cash flow for the fiscal year then ended, reported on by PriceWaterhouseCoopers LLP and set forth in the Borrower's 1998 Form 10-K, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

     (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of April 3, 1999 and the related unaudited consolidated statements of income, retained earnings and cash flow for the three months then ended, set forth in the Borrower's quarterly report for the fiscal quarter ended April 3, 1999 as filed with the Securities and Exchange Commission on Form 10-Q, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a Consistent Basis, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such three-month period (subject to normal year-end adjustments).

     (c) Since April 3, 1999 there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Subsidiaries, considered as a whole; PROVIDED that this representation shall not be a condition to make any Loan hereunder.

     6.6. LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect, or which in any manner draws into question the validity of this Agreement or the Notes.

     6.7. COMPLIANCE WITH ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan or Multiemployer Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     6.8. ENVIRONMENTAL MATTERS. In the ordinary course of its business, the Borrower conducts periodic reviews, which it considers prudent and reasonable in light of the nature of the business, of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that Environmental Laws are unlikely to have a Material Adverse Effect.

     6.9. TAXES. The Borrower and its Significant Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Significant Subsidiary, except for such amounts as may be contested in good faith by appropriate proceedings, so long as collection thereof is effectively stayed. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the reasonable opinion of the Borrower, adequate.

     6.10. MARGIN STOCK. The proceeds of the borrowings made hereunder will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 221) of the Board; PROVIDED, HOWEVER that the Borrower may purchase its own stock. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof.

     6.11. INVESTMENT COMPANY. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     6.12. FULL DISCLOSURE. All information heretofore furnished by the Borrower to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Lender will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Lenders in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee), the business, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, considered as a whole, or the ability of the Borrower to perform its obligations under this Agreement.

     6.13. NO CONSENTS, ETC. Neither the respective businesses or properties of the Borrower or any Subsidiary, nor any relationship among the Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of the Borrower as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by the Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be.

     6.14. YEAR 2000 COMPLIANCE. The Borrower and its Subsidiaries have (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by information received from suppliers and vendors) that could reasonably be expected to be adversely affected by the Year 2000 Problem and (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis. The Borrower reasonably believes that all computer applications (including those affected by information received from its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will not later than September 30, 1999 be Year 2000 Compliant, except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

     Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable will cause each Subsidiary to:

     7.1. FINANCIAL REPORTS, ETC. The Borrower will deliver to each of the
Lenders:

     (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with GAAP applied on a Consistent Basis and containing opinions of

PriceWaterhouseCoopers LLP, or other such independent certified public accountants of nationally recognized standing, which are unqualified as to the scope of the audit performed and as to the "going concern" status of the Borrower;

     (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, retained earnings and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by an Authorized Representative of the Borrower;

     (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of an Authorized Representative of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of SECTIONS 8.1, 8.2(i) AND 8.3(e), on the date of such financial statements and (ii) stating whether there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause then to believe that there existed on the date of such statements any Default or Event of Default and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

     (e) forthwith upon the occurrence of any Default or Event of Default, a certificate of an Authorized Representative of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

     (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

     (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer, any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to
Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of an Authorized Representative of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; and

     (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent or any Lender may reasonably request.

     7.2. PAYMENT OF TAXES. The Borrower will pay, and will cause each Significant Subsidiary to pay, all their respective tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Significant Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of the same;

     7.3. MAINTENANCE OF PROPERTIES; INSURANCE. The Borrower will keep, and will cause each Subsidiary to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; will maintain, and will cause each Subsidiary to maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and reputable insurance companies, insurance on all their property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; PROVIDED that the Borrower shall have the right to self-insure or use a captive insurer in order to meet such insurance requirements so long as the Borrower or such captive insurer provides the Lenders with reasonable proof of financial responsibility. The Borrower will furnish to the Lenders, upon written request from the Agent, full information as to the insurance carried.

     7.4. YEAR 2000 COMPLIANCE. The Borrower will promptly notify the Agent and the Lenders in the event the Borrower discovers or determines that any computer application (including those affected by information received from its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

     7.5. COMPLIANCE WITH LAWS. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where (i) the necessity of compliance therewith is contested in good faith by appropriate proceedings or (ii) appropriate steps are being taken to correct any failure to comply therewith and such failure does not have a Material Adverse Effect.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

     Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

     8.1. CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED NET WORTH. Permit the ratio of Consolidated Indebtedness to Consolidated Net Worth to be greater than 2.00 to 1.00 at any time.

     8.2. LIENS. Incur, create or permit to exist any Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary, other than

          (a) Liens existing on the date of this Agreement securing Indebtedness outstanding on the date of this Agreement in an aggregate principal amount not exceeding $25,000,000;

          (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

          (d) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

          (e) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, PROVIDED that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

          (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by clauses (a) through (e) above PROVIDED that such Indebtedness is not increased and is not secured by any additional assets;

          (g) Liens arising in the ordinary course of business which (i) do not secure Indebtedness, (ii) do not secure any obligation in an amount exceeding $50,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operations of its business;

          (h) Liens on assets of a Subsidiary securing Indebtedness owed to the Borrower or a Wholly-Owned Subsidiary; and

          (i) Liens not otherwise permitted by the foregoing clauses securing Indebtedness in an aggregate principal amount at any time not to exceed 5% of Consolidated Net Worth.

     8.3. INDEBTEDNESS OF SUBSIDIARIES. Incur, create, assume or permit to exist any Indebtedness of any Subsidiary of the

Borrower, howsoever evidenced, except:

          (a) Indebtedness of any corporation outstanding at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

          (b) Indebtedness of any corporation outstanding at the time such corporation is merged or consolidated with or into a Subsidiary and not created in contemplation of such event;

          (c) Indebtedness secured by a Lien permitted by SECTION 8.2 hereof;

          (d)  Indebtedness owing to the Borrower or a
     Wholly-Owned Subsidiary;

          (e) Indebtedness not otherwise permitted by the foregoing clauses of this Section in an aggregate outstanding principal amount for all Subsidiaries at no time exceeding $300,000,000.

The foregoing is subject to the further limitations that (i) for purposes of this Section, any preferred stock of a Subsidiary held by a Person other than the Borrower or a Wholly-Owned Subsidiary shall be included, at the higher of its voluntary or involuntary liquidation value, in the Indebtedness of such Subsidiary and (ii) Indebtedness permitted by this Section does not include a refunding, renewal or extension of such Indebtedness so that any such new Indebtedness must fall independently within one of the above exceptions.

     8.4. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. The Borrower will not (i) consolidate or merge with or into any other Person; PROVIDED that the Borrower may merge with another Person if (A) the Borrower is the corporation surviving such merger and is not a subsidiary of another person and (B) immediately after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing; or (ii) sell, lease or otherwise transfer, directly or indirectly, Significant Assets to any other Person, except for sales, leases and other transfers to a Wholly-Owned Subsidiary.

     8.5. CHANGE IN CONTROL. Cause, suffer or permit to exist or occur any Change of Control.

                                   ARTICLE IX

                       EVENTS OF DEFAULT AND ACCELERATION

     9.1. EVENTS OF DEFAULT. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

          (a) if default shall be made in the due and punctual payment of the principal of any Loan, when and as the same shall be due and payable whether pursuant to any provision of ARTICLE II or ARTICLE III, at maturity, by acceleration or otherwise; or

          (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan or other Obligation or of any fees or other amounts payable to any of the Lenders or the Agent within five days of the date on which the same shall be due and payable; or

          (c) if default shall be made in the performance or observance of any covenant set forth in ARTICLE VIII; or

          (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or an officer or Authorized Representative of the Borrower becomes aware of such default, or if without the written consent of the Lenders, this Agreement or any Note shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than as expressly provided for hereunder or thereunder or with the express written consent of the Agent); or

          (e) if there shall occur (i) a default, which is not waived or cured within any applicable grace periods, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness (other than the Loans and other Obligations) of the Borrower or any Subsidiary in an amount not less than $50,000,000 in the aggregate outstanding, or (ii) any event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness in excess of $50,000,000 may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default or event of default shall continue for more than the period of grace, if any, therein specified, and such default or event of default shall permit the holder of any such Indebtedness (or any agent or trustee acting on behalf of one or more holders) to accelerate the maturity thereof; or

          (f) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any Subsidiary pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given; or

          (g) if the Borrower or any Significant Subsidiary shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

          (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Significant Subsidiary or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Significant Subsidiary seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Significant Subsidiary or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Significant Subsidiary any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Significant Subsidiary takes any action to indicate its consent to or approval of any such proceeding or petition; or

          (i) if (i) any judgment or order where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $10,000,000 is rendered against the Borrower or any Subsidiary, or (ii) there is any attachment, injunction or execution against any of the Borrower's or Subsidiaries' properties for any amount in excess of $10,000,000; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days; or

          (j) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV or ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a payment obligation in excess of $10,000,000;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

               (A) either or both of the following actions may be taken: (i) the Agent may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders and the Swing Line Lender to make further Loans terminated, whereupon the obligation of each Lender and the Swing Line Lender to make further Loans hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; PROVIDED, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders and the Swing Line Lender to make Loans hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders; and

               (B) the Agent and each of the Lenders shall have all of the rights and remedies available under the Loan Documents or under any applicable law.

     9.2. AGENT TO ACT. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

     9.3. CUMULATIVE RIGHTS. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

     9.4. NO WAIVER. No course of dealing between the Borrower and any Lender or the Swing Line Lender or the Agent or any failure or delay on the part of any Lender or the Swing Line Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

     9.5. ALLOCATION OF PROCEEDS. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to
ARTICLE IX hereof, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

          (a)  amounts due to the Lenders pursuant to SECTIONS
     3.6(a) AND 11.5;

          (b)  amounts due to the Agent pursuant to SECTION
     3.6(b);

          (c) payments of interest on Revolving Loans to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to the Swing Line Lender) and payments of interest on Competitive Bid Loans to be applied to the applicable Competitive Bid Lender;

          (d) payments of principal of Revolving Loans, to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to the Swing Line Lender) and payments of principal of Competitive Bid Loans to be applied to the applicable Competitive Bid Lender;

          (e) amounts due to the Agent and the Lenders pursuant to SECTION 11.9;

          (f) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders;

          (g) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

                                    ARTICLE X

                                    THE AGENT

     10.1. APPOINTMENT, POWERS, AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in SECTION 10.5 and the first sentence of SECTION 10.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents):

          (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender;

          (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by the Borrower or any other Person to perform any of its obligations thereunder;

          (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by the Borrower or the satisfaction of any condition or to inspect the property (including the books and records) of the Borrower or any of its Subsidiaries or affiliates;

          (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and

          (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct.

The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     10.2. RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for the Borrower), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with SECTION 11.1 hereof. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; PROVIDED, HOWEVER, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

     10.3. DEFAULTS. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt written notice thereof to the Lenders. The Agent shall (subject to SECTIONS 10.2 and 11.6 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, PROVIDED THAT, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

     10.4. RIGHTS AS LENDER. With respect to its Revolving Credit Commitment and the Loans made by it, Bank of America (and any successor acting as Agent) in its capacity as a Lender and the Swing Line Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Bank of America (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with the Borrower or any of its Subsidiaries or affiliates as if it were not acting as Agent, and Bank of America (and any successor acting as Agent) and its affiliates may accept fees and other consideration from the Borrower or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     10.5. INDEMNIFICATION. The Lenders agree to indemnify the Agent (to the extent not reimbursed under SECTION 11.9 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Revolving Credit Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under SECTION 11.5, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this SECTION 10.5 shall survive payment in full of the Loans and all other amounts payable under this Agreement.

     10.6. NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of the Borrower or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

     10.7. RESIGNATION OF AGENT. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right (with the consent of the Borrower) to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders and with the consent of the Borrower, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring

Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     10.8. SYNDICATION AGENT, DOCUMENTATION AGENT AND MANAGING AGENTS. The Syndication Agent, the Documentation Agent and the Managing Agents shall have no duties or responsibilities under this Agreement other than their duties as Lenders. The Syndication Agent, the Documentation Agent and the Managing Agents shall be entitled to the benefit of indemnification under SECTIONS 10.5 and 11.9 hereof to the extent necessary.

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1. ASSIGNMENTS AND PARTICIPATIONS. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Revolving Credit Commitment); PROVIDED, HOWEVER, that

          (i)  each such assignment shall be to an Eligible
Assignee;

          (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $10,000,000 or an integral multiple of $5,000,000 in excess thereof;

          (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and its Notes (except that any assignment by the Swing Line Lender shall not include its rights, benefits or duties as the provider of Swing Line Loans);

          (iv) each such assignment may, but need not, include the rights of the assignor in respect of Competitive Bid Outstandings except in the event that a Lender assigns all of its Revolving Credit Commitment such assignment shall include all of its Competitive Bid Loans; and

          (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of EXHIBIT B hereto, together with any Revolving Note subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement; PROVIDED, HOWEVER, that the assigning Lender shall continue to be entitled to the indemnity and expense reimbursement provisions hereof (including without limitation SECTIONS 4.1, 4.2(b), 4.6, 11.5 and 11.9) for the period prior to such assignment. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Revolving Notes and Competitive Bid Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with SECTION 4.6.

     (b) The Agent shall maintain at its address referred to in SECTION 11.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

     (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment or its Loans); PROVIDED, HOWEVER, that (i) such Lender s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the participant shall be entitled to the benefit of the yield protection provisions contained in ARTICLE IV and the right of set-off contained in SECTION 11.3, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Note, or extending its Revolving Credit Commitment). Each Lender selling a participation shall notify the Borrower of the identity of the participant and the amount of the participation provided that failure of a Lender to give such notice shall not affect the validity of such sale or the rights of the participant hereunder.

     (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

     (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

     (g) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Agent, the Lenders, or any of them. The Borrower may not assign or otherwise transfer to any other Person any right, power, benefit, or privilege (or any interest therein) conferred hereunder or under any of the other Loan Documents, or delegate (by assumption or otherwise) to any other Person any duty, obligation, or liability arising hereunder or under any of the other Loan Documents, and any such purported assignment, delegation or other transfer shall be void.

     11.2. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of transmission to such party, in the case of notice by telefacsimile (where the proper transmission of such notice is either acknowledged by the recipient or electronically confirmed by the transmitting device), or (iii) on the fifth Business Day after the day on which mailed to such party, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

          (a)  if to the Borrower:

               V.F. Corporation
               628 Green Valley Road, Suite 500
               Greensboro, North Carolina 27408
               Attn: Frank C. Pickard, III, Vice
               President-Treasurer
               Telephone: (336) 547-6000
               Telefacsimile: (336) 547-7630

          (b)  if to the Agent:

               Bank of America, N.A.
               101 North Tryon Street, 15th Floor
               NC1-001-15-04
               Charlotte, North Carolina  28255
               Attention: Agency Services
               Telephone:     (704) 386-8388
               Telefacsimile: (704) 386-9923

               with a copy to:

               Bank of America, N.A.
               Apparel-Furnishings-Textile
               100 North Tryon Street
               NC1-007-17-12
               Charlotte, North Carolina 28255
               Attention: Leesa C. Sluder
               Telephone:     (704) 388-8330
               Telefacsimile: (704) 386-1270

          (c)  if to the Lenders:

               At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance;

     11.3. RIGHT OF SET-OFF; ADJUSTMENTS. (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this SECTION 11.3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

     (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans (other than Competitive Bid Loans) owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans (other than Competitive Bid Loans) owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans (other than Competitive Bid Loans) owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this SECTION 11.3 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

     11.4. SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any Revolving Credit Commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein.

     11.5. EXPENSES. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents. If an Event of Default occurs, the Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder.

     11.6. AMENDMENTS AND WAIVERS. Except as set forth in SECTIONS 2.3(d) and 2.7, any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and either the Required Lenders or (as to Loan Documents other than the Credit Agreement) the Agent at the direction of and on behalf of the Required Lenders (and, if ARTICLE X or the rights or duties of the Agent are affected thereby, by the Agent); PROVIDED that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Revolving Credit Commitments of the Lenders or the Total Revolving Credit Commitment (except as provided in SECTION 2.7), (ii) reduce the principal of or rate or amount of interest on any Revolving Loan or any fees or other amounts payable hereunder,
(iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Revolving Credit Commitment, (iv) change the percentage of the Revolving Credit Commitment or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this SECTION 11.6 or any other provision of this Agreement, or (v) amend this SECTION 11.6 and PROVIDED, FURTHER, that no such amendment or waiver that affects the rights, privileges or obligations of the Swing Line Lender as provider of Swing Line Loans, shall be effective unless signed in writing by the Swing Line Lender.

     No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

     11.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

     11.8. TERMINATION. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Lenders under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof (other than Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable, which shall continue) or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold the Agent or such Lender harmless for, the amount of such payment surrendered until the Agent or such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent or the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

     11.9. INDEMNIFICATION; LIMITATION OF LIABILITY. (a) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this SECTION 11.9 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower agrees not to assert any claim against the Agent, any Lender, any of their affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

     (b) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this SECTION 11.9 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

     11.10. SEVERABILITY. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

     11.11. ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto (except that those provisions (if any) which by the express terms of the commitment letter dated as of May 13, 1999, executed by Bank of America and BAS and accepted by the Borrower, survive the closing of the Revolving Credit Facility, shall survive and continue in effect).

     11.12. AGREEMENT CONTROLS. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

     11.13. USURY SAVINGS CLAUSE. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     11.14. PAYMENTS. All principal, interest, and other amounts to be paid by the Borrower under this Agreement and the other Loan Documents shall be paid to the Agent in immediately available funds, without setoff, deduction or counterclaim. Subject to the definition of "Interest Period" herein, whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest and fees, as applicable, and as the case may be. The Agent shall not be liable to any party to this Agreement in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount denominated in the Euro.

     11.15.    GOVERNING LAW; WAIVER OF JURY TRIAL.

          (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

          (b) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c) THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN
     SECTION 11.2, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

          (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER, THE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

          (f) THE BORROWER HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                         [Signatures on following pages]


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                V.F. CORPORATION


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________

                         BANK OF AMERICA, N.A.,
                         as Agent for the Lenders


                         By:____________________________________
                         Name:__________________________________
                         Title:_________________________________


                         BANK OF AMERICA, N.A.


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and
                         CD Rate Loans:
                              Bank of America, N.A.
                              101 North Tryon Street, 15th Floor
                              NC1-001-15-04
                              Charlotte, North Carolina  28255
                              Attention: Jeff Strickland
                              Telephone:     (704) 386- 8388
                              Telefacsimile: (704) 386-9923
                         Wire Transfer Instructions:
                              Bank of America, N.A.
                              ABA# 053000196
                              Account No.: 1366212250600
                              Reference: V.F. Corporation
                              Attention: Administrative Services


                         Lending Office for Eurodollar Rate Loans
                              and Offshore Rate Loans:
                              Bank of America, N.A.
                              101 North Tryon Street, 15th Floor
                              NC1-001-15-04
                              Charlotte, North Carolina  28255
                              Attention:  Jeff Strickland
                              Telephone:     (704) 386-8388
                              Telefacsimile: (704) 386-9923

                         Wire Transfer Instructions:
                              Bank of America, N.A.
                              ABA# 053000196
                              Account No.: 1366212250600
                              Reference: V.F. Corporation

                              Attention: Administrative Services


                         FIRST UNION NATIONAL BANK, as
                         Syndication Agent and as a Lender


                         By:_____________________________________
                         Name:__________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and
                              CD Rate Loans:
                              201 South College Street
                              Charlotte, North Carolina
                                   28288-1183
                              Attention: Gary Burkart
                              Telephone: 704-374-6613
                              Telefacsimile: 704-383-7999

                         Wire Transfer Instructions:
                              First Union National Bank
                              ABA# 053000219
                              Account No.: 4659060001805
                              Reference: V.F. Corp.
                              Attention: Gary Burkart

                         Lending Office for Eurodollar Rate Loans
                              and Offshore Rate Loans:
                              #3 Bishops Gate
                              London EC2N3AB
                              Attention: Richard Morley
                              Telephone:     011-44-171-216-1608
                              Telefacsimile: 011-44-171-929-4644

                         Wire Transfer Instructions:
                              First Union National Bank
                              ABA# Call Richard Morley in
                              London Office
                              Account No.:Call Richard Morley in
                              London Office
                              Reference: V.F. Corp.
                              Attention: Call Richard Morley in
                              London Office


                         CITIBANK, N.A., as Documentation Agent
                                 and as a Lender

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and
                              CD Rate Loans:
                              Citibank, N.A.
                              __________________________
                              __________________________
                              __________________________
                              Attention: Debby Friedland
                              Telephone:   302-894-6058
                              Telefacsimile:   302-8946120

                         Wire Transfer Instructions:
                              Citibank, N.A.
                              ABA# 021000089
                              Account No.: 4063-2387
                              Reference: V.F. Corp.
                              Attention: Debby Friedland


                         Lending Office for Eurodollar Rate Loans
                              and Offshore Rate Loans:
                              Citibank, N.A.
                              __________________________
                              __________________________
                              __________________________
                              Attention: Debby Friedland
                              Telephone:   302-894-6058
                              Telefacsimile:   302-8946120

                         Wire Transfer Instructions:
                              Citibank, N.A.
                              ABA# 021000089
                              Account No.: 4063-2387
                              Reference: V.F. Corp.
                              Attention: Debby Friedland


                         THE FIRST NATIONAL BANK OF CHICAGO


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________

                         Lending Office for Base Rate Loans and CD Rate Loans:
                              The First National Bank of Chicago
                              One First National Plaza, Suite 0324/1-10
                              Chicago, Illinois 60670-0324
                              Attention: Nanette Wilson
                              Telephone:   312-732-1221
                              Telefacsimile:    312-732-4840

                         Wire Transfer Instructions:
                              The First National Bank of Chicago
                              ABA# 071000013
                              Account No.: 4811-5286-00000
                              Reference: V.F. Corporation
                              Attention: Nanette Wilson

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              The First National Bank of Chicago
                              One First National Plaza, Suite 0324/1-10
                              Chicago, Illinois 60670-0324
                              Attention: Nanette Wilson
                              Telephone:   312-732-1221
                              Telefacsimile:    312-732-4840

                         Wire Transfer Instructions:
                              The First National Bank of Chicago
                              ABA# 071000013
                              Account No.: 4811-5286-00000
                              Reference: V.F. Corporation
                              Attention: Nanette Wilson

                         PNC BANK, NATIONAL ASSOCIATION


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________

                         Lending Office for Base Rate Loans and CD Rate Loans:
                              PNC Bank, National Association
                              620 Liberty Avenue, 3rd Floor
                              Pittsburgh, Pennsylvania 15222
                              Attention: Hillary Guttman

                              Telephone:   412-768-8219
                              Telefacsimile:    412-768-4586

                         Wire Transfer Instructions:
                              PNC Bank, National Association
                              ABA#043000096
                              Account No.: 196030010890
                              Reference: Commercial Loan Operations/V.F.
                                   Corporation
                              Attention: Audrey Cooper

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              PNC Bank, National Association
                              620 Liberty Avenue, 3rd Floor
                              Pittsburgh, Pennsylvania 15222
                              Attention: Hillary Guttman
                              Telephone:   412-768-8219
                              Telefacsimile:    412-768-4586

                         Wire Transfer Instructions:
                              PNC Bank, National Association
                              ABA#043000096
                              Account No.: 196030010890
                              Reference: Commercial Loan Operations/V.F.
                                   Corporation
                              Attention: Audrey Cooper


                         WACHOVIA BANK, N. A.


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and CD Rate Loans:
                              Wachovia Bank, N.A.
                              100 North Main Street
                              PO Box 3099
                              Winston-Salem, North Carolina 27101-7202
                              Attention: Gwen Love
                              Telephone:   336-732-6823
                              Telefacsimile:    336-782-6935

                         Wire Transfer Instructions:

                              Wachovia Bank, N.A.
                              ABA#053100494
                              Account No.: 8791-998539
                              Reference: V.F. Corporation
                              Attention: Gwen Love

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              Wachovia Bank, N.A.
                              100 North Main Street
                              PO Box 3099
                              Winston-Salem, North Carolina 27101-7202
                              Attention: Gwen Love
                              Telephone:   336-732-6823
                              Telefacsimile:    336-782-6935

                         Wire Transfer Instructions:
                              Wachovia Bank, N.A.
                              ABA#053100494
                              Account No.: 8791-998539
                              Reference: V.F. Corporation
                              Attention: Gwen Love


                         ABN AMRO BANK N. V.


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and CD Rate Loans:
                              ABN AMRO Bank N.V.
                              New York, New York
                              Attention: Loan Administration
                              Telephone:   ________________
                              Telefacsimile: ______________

                         Wire Transfer Instructions:
                              ABN AMRO Bank N.V.
                              New York, New York
                              ABA#026009580
                              F/O ABN AMRO Bank N.F.
                              Chicago Branch CPU
                              Account No.: 650-001-1789-41
                              Reference: CPU (MTI #00192015) (V.F. Corporation)

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              ABN AMRO Bank N.V.
                              New York, New York
                              Attention: Loan Administration
                              Telephone:   ________________
                              Telefacsimile: ______________

                         Wire Transfer Instructions:
                              ABN AMRO Bank N.V.
                              New York, New York
                              ABA#026009580
                              F/O ABN AMRO Bank N.F.
                              Chicago Branch CPU
                              Account No.: 650-001-1789-41
                              Reference: CPU (MTI #00192015) (V.F. Corporation)


                         THE FUJI BANK, LIMITED, NEW YORK BRANCH


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and CD Rate Loans:
                              The Fuji Bank, Limited, New York Branch
                              Two World Trade Center
                              New York, New York 10048-0042
                              Attention: Tina Catapano
                              Telephone:   212-898-2099
                              Telefacsimile:   212-488-8216

                         Wire Transfer Instructions:
                              The Fuji Bank, Limited, New York Branch
                              ABA# 026009700
                              Account No.: 515011
                              Reference: V.F. Corporation
                              Attention: Loan Administration

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:

                              The Fuji Bank, Limited, New York Branch
                              Two World Trade Center
                              New York, New York 10048-0042
                              Attention: Tina Catapano
                              Telephone:   212-898-2099
                              Telefacsimile:   212-488-8216

                         Wire Transfer Instructions:
                              The Fuji Bank, Limited, New York Branch
                              ABA# 026009700
                              Account No.: 515011
                              Reference: V.F. Corporation
                              Attention: Loan Administration


                         UMB BANK, N.A.


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and CD Rate Loans:
                              UMB Bank, N.A.
                              1010 Grand Boulevard
                              PO Box 419226
                              Kansas City, Missouri 64141-6266
                              Attention: Bev Puglisi
                              Telephone:   816-860-3677
                              Telefacsimile:   816-860-3772

                         Wire Transfer Instructions:
                              UMB Bank, N.A.
                              ABA# 101000695
                              Account No.: 000106002265000
                              Reference: Discount Dept./V.F. Corporation
                              Attention: Bev Puglisi

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              UMB Bank, N.A.
                              1010 Grand Boulevard
                              PO Box 419226
                              Kansas City, Missouri 64141-6266
                              Attention: Bev Puglisi

                              Telephone:   816-860-3677
                              Telefacsimile:   816-860-3772

                         Wire Transfer Instructions:
                              UMB Bank, N.A.
                              ABA# 101000695
                              Account No.: 000106002265000
                              Reference: Discount Dept./V.F. Corporation
                              Attention: Bev Puglisi


                    BANCO SANTANDER CENTRAL HISPANO S.A.


                    By:_____________________________________
                    Name:___________________________________
                    Title:__________________________________


                         Lending Office for Base Rate Loans and CD Rate Loans:
                              Banco Santander Central Hispano S.A.
                              45 East 53rd Street
                              New York, New York 10022
                              Attention: Ligia Castro
                              Telephone:   212-350-3677
                              Telefacsimile:   212-350-3647

                         Wire Transfer Instructions:
                              Banco Santander Central Hispano S.A., New York
                                   Branch
                              ABA# 026007692
                              Account No.: 1071440001
                              Attention: Ligia Castro, Loan Department

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              Banco Santander Central Hispano S.A.
                              45 East 53rd Street
                              New York, New York 10022
                              Attention: Ligia Castro
                              Telephone:   212-350-3677
                              Telefacsimile:   212-350-3647

                         Wire Transfer Instructions:

                              Banco Santander Central Hispano S.A., New York
                                   Branch
                              ABA# 026007692
                              Account No.: 1071440001
                              Attention: Ligia Castro, Loan Department


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and CD Rate Loans:
                              Morgan Guaranty Trust Company of New York
                              60 Wall Street
                              New York, New York 10260-0060
                              Attention: Catherine Sheehan
                              Telephone: 302-634-4673
                              Telefacsimile: 302-634-1852

                         Wire Transfer Instructions:
                              Morgan Guaranty Trust Company of New York
                              ABA# 021000238
                              Loan Department Account No.: 999-99-090
                              Reference: V.F. Corp.
                              Attention: CF 23

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              Morgan Guaranty Trust Company of New York
                              Nassau Bahamas Office
                              c/o J.P. Morgan Services Inc.
                              Euro-Loan Servicing Unit
                              500 Stanton Christiana Road
                              Newark, DE 19713
                              Attention: Catherine Sheehan
                              Telephone: 302-634-4673
                              Telefacsimile: 302-634-1852

                         Wire Transfer Instructions:
                              Morgan Guaranty Trust Company of New York
                              ABA# 021000238
                              Loan Department Account No.: 999-99-090
                              Reference: V.F. Corp.
                              Attention: CF 23


                         BARCLAYS BANK PLC


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and CD Rate Loans:
                              Barclays Bank Plc
                              222 Broadway
                              New York, New York 10038
                              Attention: Charmaine Tenn Sinq Que
                              Telephone: 212-412-3728
                              Telefacsimile: 212-412-5306

                         Wire Transfer Instructions:
                              Barclays Bank Plc
                              ABA# 02-600-2574
                              Account No.: 050-019104
                              Reference: V.F. Corporation
                              Attention: Charmaine Tenn Sinq Que

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              Barclays Bank Plc
                              222 Broadway
                              New York, New York 10038
                              Attention: Charmaine Tenn Sinq Que
                              Telephone: 212-412-3728
                              Telefacsimile: 212-412-5306

                         Wire Transfer Instructions:
                              Barclays Bank Plc
                              ABA# 02-600-2574
                              Account No.: 050-019104
                              Reference: V.F. Corporation
                              Attention: Charmaine Tenn Sinq Que

                         THE BANK OF TOKYO-MITSUBISHI, LTD.


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                        Lending Office for Base Rate Loans and CD Rate Loans:
                              The Bank of Tokyo-Mitsubishi, Ltd.
                              ________________________________
                              ________________________________
                              Attention: _____________________
                              Telephone: _____________________
                              Telefacsimile: _________________

                         Wire Transfer Instructions:
                              The Bank of Tokyo-Mitsubishi, Ltd.

                              ABA# ___________________________
                              Account No.: ___________________
                              Reference: _____________________
                              Attention: _____________________

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              The Bank of Tokyo-Mitsubishi, Ltd.
                              ________________________________
                              ________________________________
                              Attention: _____________________
                              Telephone: _____________________
                              Telefacsimile: _________________

                         Wire Transfer Instructions:
                              The Bank of Tokyo-Mitsubishi, Ltd.

                              ABA# ___________________________
                              Account No.: ___________________
                              Reference: _____________________
                              Attention: _____________________

                         BBL INTERNATIONAL (U.K.) LTD.


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         Lending Office for Base Rate Loans and CD Rate Loans:
                              BBL International (U.K.) Ltd.
                              ________________________________
                              ________________________________
                              Attention: _____________________
                              Telephone: _____________________
                              Telefacsimile: _________________

                         Wire Transfer Instructions:
                              BBL International (U.K.) Ltd.
                              ABA# ___________________________
                              Account No.: ___________________
                              Reference: _____________________
                              Attention: _____________________

                         Lending Office for Eurodollar Rate Loans and Offshore
                              Rate Loans:
                              BBL International (U.K.) Ltd.
                              ________________________________
                              ________________________________
                              Attention: _____________________
                              Telephone: _____________________
                              Telefacsimile: _________________

                         Wire Transfer Instructions:
                              BBL International (U.K.) Ltd.
                              ABA# ___________________________
                              Account No.: ___________________
                              Reference: _____________________
                              Attention: _____________________

                                    EXHIBIT A

                        Applicable Commitment Percentages

                                                                    Applicable
                                             Revolving Credit       Commitment
Lender                                          Commitment          Percentage
------                                          ----------          ----------
Bank of America, N.A                           $110,000,000        14.666666666%

First Union National Bank                      $110,000,000        14.666666667%

Citibank, N.A                                  $110,000,000        14.666666667%

The First National Bank
of Chicago                                     $ 60,000,000                 8.0%

PNC Bank,
National Association                           $ 60,000,000                 8.0%

Wachovia Bank, N.A                             $ 60,000,000                 8.0%

ABN AMRO Bank N.V                              $ 30,000,000                 4.0%

The Fuji Bank, Limited,
New York Branch                                $ 30,000,000                 4.0%

UMB Bank, N.A                                  $ 30,000,000                 4.0%

Banco Santander Central
Hispano S.A                                    $ 30,000,000                 4.0%

Morgan Guaranty Trust
Company of New York                            $ 30,000,000                 4.0%

Barclays Bank Plc                              $ 30,000,000                 4.0%

The Bank of Tokyo-
Mitsubishi, Ltd.                               $ 30,000,000                 4.0%

BBL International (U.K.) Ltd.                  $ 30,000,000                 4.0%
                                               ------------       -------------
TOTAL                                          $750,000,000                 100%

                                    EXHIBIT B

                        Form of Assignment and Acceptance

     Reference is made to the Credit Agreement dated as of July __ 1999 (the "Credit Agreement") among V.F. Corporation, a Pennsylvania corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement), Bank of America,
N. A. as Administrative Agent for the Lenders (the "Agent"), and the Documentation Agent and Syndication Agent named therein. Terms defined in the Credit Agreement are used herein with the same meaning.

     The "Assignor" and the "Assignee" referred to on SCHEDULE 1 agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, WITHOUT RECOURSE and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on SCHEDULE 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. [If Bank of America is Assignor, excluding any rights and obligations as Swing Line Lender]. After giving effect to such sale and assignment, the Assignee's Revolving Credit Commitment and the amount of the Revolving Loans and Competitive Bid Loans owing to the Assignee will be as set forth on SCHEDULE 1.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Subsidiaries or the performance or observance by the Borrower or its Subsidiaries of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Revolving Note and Competitive Bid Note held by the Assignor and requests that the Agent exchange such Revolving Note and Competitive Bid Note for new Revolving Notes and Competitive Bid Notes payable to the order of the Assignee in an amount equal to the Revolving Credit Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Revolving Credit Commitment retained by the Assignor, if any, as specified on SCHEDULE 1.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
SECTION 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under SECTION 4.6.

     4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on SCHEDULE 1.

     5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement; PROVIDED, HOWEVER, that the Assignor shall continue to be entitled to the indemnity and expense reimbursement provisions of the Credit Agreement and the other Loan Documents (including without limitation SECTIONS 4.1, 4.2(b), 4.6, 11.5 and 11.9 of the Credit Agreement) for the period prior to the Effective Date.

     6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. Notwithstanding the foregoing, unless otherwise agreed in writing, the Assignor shall be entitled to all payments with respect to the interest assigned hereby for the period prior to the Effective Date and the Assignee shall be entitled to all such payments for the period from and after the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

     8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of SCHEDULE 1 to this Assignment and Acceptance by telefacsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused SCHEDULE 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1

          Percentage interest assigned:                                ________%

          Assignee's Revolving Credit Commitment:                      $_______

          Aggregate outstanding principal amount
            of Revolving Loans assigned:                               $_______

          Aggregate outstanding principal amount
            of Revolving Loans retained by Assignor:                   $_______

          Aggregate outstanding principal amount
            of Competitive Bid Loans assigned:                         $_______

          Aggregate outstanding principal amount
            of Competitive Bid Loans retained by

            Assignor:                                                  $_______

          Principal amount of Revolving Note
            payable to Assignee:                                       $_______

          Principal amount of Revolving Note
            payable to Assignor:                                       $_______

          Effective Date (if other than date
            of acceptance by Agent):                               _______, 19__

                            [NAME OF ASSIGNOR], as Assignor


                            By:_______________________________
                            Title:

                            Dated:  ____________________, ____

                            [NAME OF ASSIGNEE], as Assignee


                            By:_______________________________
                            Title:

                            Domestic Lending Office:

                            Eurodollar and Alternative Currency Lending Office:




Accepted and Approved
this ___ day of ___________, ____

BANK OF AMERICA, N.A., as Agent


By:______________________________
Title:


Approved this ____ day
of ____________, _____


V.F. CORPORATION


By:______________________________
Title:

                                    EXHIBIT C

                      Notice of Appointment (or Revocation)
                          of Authorized Representative

     Reference is hereby made to the Credit Agreement dated as of July __, 1999 (the "Agreement") among V.F. Corporation, a Pennsylvania corporation (the "Borrower"), the Lenders (as defined in the Agreement), Bank of America, N. A,. as Administrative Agent for the Lenders ("Agent") and the Documentation Agent and Syndication Agent named therein.. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

1. The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative for written notifications under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative for written notifications under the Loan Documents:

Name                         Office          Specimen Signature

--------------------     ---------------     --------------------

--------------------

--------------------


--------------------     ---------------     --------------------

--------------------     ---------------

--------------------

2. The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative for telephonic notifications under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative for telephonic notifications under the Loan Documents:

Name                         Office          Specimen Signature

--------------------     ---------------     --------------------

--------------------

--------------------


--------------------     ---------------     --------------------

--------------------     ---------------

--------------------

3. Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________ as an Authorized Representative.

     This the ___ day of __________________, 19__.

                                   V.F. CORPORATION


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

                                   EXHIBIT D-1

                            Form of Borrowing Notice

     To:  Bank of America, N.A. , as Agent
     101 North Tryon Street, 15th Floor
     NC1-001-15-04
     Charlotte, North Carolina  28255
     Attention: Agency Services
     Telefacsimile:  (704)386-9923

     Reference is hereby made to the Credit Agreement dated as of July __, 1999 (the "Agreement") among V.F. Corporation (the "Borrower"), the Lenders (as defined in the Agreement), Bank of America, N. A., as Agent for the Lenders ("Agent") and the Documentation Agent and Syndication Agent named therein. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

     The Borrower through its Authorized Representative hereby gives notice to the Agent that Loans of the type and amount set forth below be made on the date indicated:

TYPE OF LOAN                                 INTEREST   AGGREGATE
(CHECK ONE)                                  PERIOD(1)  AMOUNT(2)  DATE OF LOAN(3)  CURRENCY(4)
-----------                                  ---------  ---------  ---------------  -----------
REVOLVING LOANS IN DOLLARS:

Base Rate Loan

Eurodollar
Rate Loan

CD Rate Loan

REVOLVING LOANS IN AN ALTERNATIVE CURRENCY:

Offshore
Rate Loan

--------------------

(1) For any Eurodollar Rate Loan or Offshore Rate Loan, one, two, three, six, and if available to all Lenders, nine or twelve months.

(2) Must be $15,000,000 (or the Alternative Currency Equivalent Amount thereof) or if greater an integral multiple of $1,000,000 (or the Alternative Currency Equivalent Amount thereof), unless a Base Rate Refunding Loan.

(3) At least two (2) Business Days if a CD Rate Loan or three (3) Business Days later if a Eurodollar Rate Loan or Offshore Rate Loan with a one, two, three or six month Interest Period or four (4) Business Days if a Eurodollar Rate Loan or Offshore Rate Loan with a nine or twelve month Interest Period.

(4)  Specify Dollars or the Alternative Currency.

The Borrower hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to the Borrower as follows: [INSERT TRANSMITTAL INSTRUCTIONS].

     The undersigned hereby certifies that:

     1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

     2. All the representations and warranties set forth in ARTICLE VI (other than SECTION 6.5(c)) of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in SECTION 6.5(a) of the Agreement are to those financial statements most recently delivered to you pursuant to SECTION 7.1 of the Agreement (it being understood that any financial statements delivered pursuant to SECTION 7.1(b) have not been certified by independent public accountants).

     3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full .

                              V.F. CORPORATION


                              BY:_______________________________
                                   Authorized Representative

                              DATE:_____________________________

                                   EXHIBIT D-2

                   Form of Borrowing Notice--Swing Line Loans

     To:  Bank of America, N.A.
     101 North Tryon Street, 15th Floor
     NC1-001-15-04
     Charlotte, North Carolina  28255
     Attention: Agency Services
     Telefacsimile:  (704)386-9923

     Reference is hereby made to the Credit Agreement dated as of July __, 1999 (the "Agreement") among V.F. Corporation (the "Borrower"), the Lenders (as defined in the Agreement), Bank of America, N. A., as Agent for the Lenders ("Agent") and the Documentation Agent and Syndication Agent named therein. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

     The Borrower through its Authorized Representative hereby gives notice to Bank of America that a Swing Line Loan of the amount set forth below be made on the date indicated:

               AMOUNT(1)           DATE OF LOAN
               ---------           ------------

               ---------           ----------, ----

-----------------------

     (1)  Must be $1,000,000 or if greater an integral multiple of $1,000,000.

     The Borrower hereby requests that the proceeds of Swing Line
Loans described in this Borrowing Notice be made available to the Borrower as follows: [INSERT TRANSMITTAL INSTRUCTIONS].

          The undersigned hereby certifies that:

     1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

     2. All the representations and warranties set forth in ARTICLE VI (other than SECTION 6.5(c)) of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in SECTION 6.5(a) of the Agreement are to those financial statements most recently delivered to you pursuant to SECTION 7.1 of the

Agreement (it being understood that any financial statements delivered pursuant to SECTION 7.1(b) have not been certified by independent public accountants).

     3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full.

                                V.F. CORPORATION

                                BY:_____________________________________
                                         Authorized Representative

                                DATE:___________________________________

                                    EXHIBIT E

                     Form of Interest Rate Selection Notice

     To:  Bank of America, N. A., as Agent
     101 North Tryon Street, 15th Floor
     NC1-001-15-04
     Charlotte, North Carolina  28255
     Attention:  Agency Services
     Telefacsimile:  (704) 386-9923

     Reference is hereby made to the Credit Agreement dated as of July __, 1999 (the "Agreement") among V.F. Corporation (the "Borrower"), the Lenders (as defined in the Agreement), Bank of America, N.A., as Agent for the Lenders ("Agent") and the Documentation Agent and Syndication Agent named therein. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

     The Borrower through its Authorized Representative hereby gives notice to the Agent of the following selection of a type of Loan and Interest Period:

TYPE OF LOAN                                 INTEREST   AGGREGATE
(CHECK ONE)                                  PERIOD(1)  AMOUNT(2)  DATE OF LOAN(3)  CURRENCY(4)
-----------                                  ---------  ---------  ---------------  -----------
REVOLVING LOANS IN DOLLARS:

Eurodollar
Rate Loan

CD Rate Loan

REVOLVING LOANS IN AN ALTERNATIVE CURRENCY:

Offshore
Rate Loan

----------------------------------

(1) For any Eurodollar Rate Loan or Offshore Rate Loan, one, two, three, six, and if available to all Lenders, nine or twelve months.

(2) Must be $15,000,000 (or the Alternative Currency Equivalent Amount thereof) or if greater an integral multiple of $1,000,000 (or the Alternative Currency Equivalent Amount thereof), unless a Base Rate Refunding Loan.

(3) At least two (2) Business Days if a CD Rate Loan or three (3) Business Days later if a Eurodollar Rate Loan or Offshore Rate Loan with a one, two, three or six month

     Interest Period or four (4) Business Days if a Eurodollar Rate Loan or Offshore Rate Loan with a nine or twelve month Interest Period.

(4)  Specify the Alternative Currency.

                              V.F. CORPORATION


                              BY:________________________________
                                    Authorized Representative

                              DATE:______________________________

                                   EXHIBIT F-1

                             Form of Revolving Note

                                 Promissory Note

                                (Revolving Loan)


$______________                                        _________, North Carolina

                                                                   July __, 1999

     FOR VALUE RECEIVED, V.F. CORPORATION, a Pennsylvania corporation having its principal place of business located in Greensboro, North Carolina (the "Borrower"), hereby promises to pay to the order of ____________________________ _______________ (the "Lender"), in its individual capacity, at the office of BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the "Agent"), located at 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Credit Agreement dated as of July ___, 1999 among the Borrower, the financial institutions party thereto (collectively, the "Lenders"), the Agent and the Documentation Agent and Syndication Agent named therein (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ___________ DOLLARS ($__________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in ARTICLES II AND III of the Agreement. All or any portion of the principal amount of Revolving Loans may be prepaid or required to be prepaid as provided in the Agreement.

     If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest thereon evidenced by this Revolving Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

     Interest hereunder shall be computed as provided in the Agreement.

     This Revolving Note is one of the Revolving Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans evidenced hereby were or are made and are to be repaid. This Revolving Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

     All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Revolving Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


                            [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                             V.F. CORPORATION


                              By:____________________________________
                              Name:___________________________________
                              Title:__________________________________

                                   EXHIBIT F-2

                             Form of Swing Line Note

                                 Promissory Note
                                (Swing Line Loan)

$50,000,000                                             ________, North Carolina

                                                                   July __, 1999

     FOR VALUE RECEIVED, V.F. CORPORATION, a Pennsylvania corporation having its principal place of business located in Greensboro, North Carolina (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A. ("Bank of America"), in its individual capacity, at Bank of America's offices located at 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as Bank of America may designate) at the times set forth in the Credit Agreement dated as of July ___, 1999 among the Borrower, the financial institutions party thereto (collectively, the "Lenders"), Bank of America, N. A., as Administrative Agent for the Lenders (the "Agent") and the Documentation Agent and Syndication Agent named therein (as amended, supplemented or otherwise modified from time to time, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of FIFTY MILLION DOLLARS ($50,000,000) or if less than such principal amount, the aggregate unpaid principal amount of all Swing Line Loans made by Bank of America to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in ARTICLES II AND III of the Agreement. All or any portion of the principal amount of Swing Line Loans may be prepaid as provided in the Agreement.

     If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the Default Rate until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

     Interest hereunder shall be computed on the basis of a 365/366 day year for the actual number of days in the interest period.

     This Note is the Swing Line Note referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Swing Line Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

                            [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                              V.F. CORPORATION


                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                                   EXHIBIT F-3

                          Form of Competitive Bid Note

                                 Promissory Note
                             (Competitive Bid Loan)

$___________________                                   _________, North Carolina

                                                                   July __, 1999

     FOR VALUE RECEIVED, V.F. CORPORATION, a Pennsylvania corporation having its principal place of business located in Greensboro, North Carolina (the "Borrower"), hereby promises to pay to the order of ____________________________ ______________ (the "Lender"), in its individual capacity, at the office of BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the "Agent"), located at 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Credit Agreement dated as of July ___, 1999 among the Borrower, the financial institutions party thereto (collectively, the "Lenders"), the Agent and the Documentation Agent and Syndication Agent named therein (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the aggregate unpaid principal amount of all Competitive Bid Loans made by the Lender to the Borrower pursuant to the Agreement, and to pay interest on the unpaid principal amount of each such Competitive Bid Loan, in like money, at said office, for the period commencing on the date of such Competitive Bid Loan until such Competitive Bid Loan shall be paid in full, on the dates and at the rates provided in ARTICLES II AND III of the Agreement. The date, amount, type, interest rate and maturity date of each Competitive Bid Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Competitive Bid Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided that the failure of the Lender to any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Agreement or hereunder in respect of the Competitive Bid Loans made by the Lender. All or any portion of the principal amount of Revolving Loans may be prepaid or required to be prepaid as provided in the Agreement.

     If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest thereon evidenced by this Competitive Bid Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Competitive Bid Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

     Interest hereunder shall be computed as provided in the Agreement.

     This Competitive Bid Note is one of the Competitive Bid Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Competitive Bid Loans evidenced hereby were or are made and are to be repaid. This Competitive Bid
Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

     This Competitive Bid Note shall be governed by and construed in accordance with the laws of the State of New York.

     All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Competitive Bid Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

                            [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the Borrower has caused this Competitive Bid Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                              V.F. CORPORATION

                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                        SCHEDULE OF COMPETITIVE BID LOANS

This Competitive Bid Note evidences Competitive Bid Loans made under the within described Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

          Principal              Maturity   Principal   Unpaid      Notation
Date of   Amount      Interest   Date of    Amount      Principal   Made
 Loan     of Loan     Rate       Loan       Prepaid     Amount      By
 ----     -------     ----       ----       -------     ------      --

                                    EXHIBIT G

                      Form of Opinion of Borrower's Counsel

                                 July ___, 1999


Bank of America, N. A.,
as Agent and
  Each of the Lenders Party to the
  Credit Agreement Referenced Below
Bank of America Corporate Center
Charlotte, North Carolina 28255-0065

RE:  $1,000,000,000 CREDIT AGREEMENT AMONG BANK OF AMERICA, N.A.,
     AS ADMINISTRATIVE AGENT, THE SYNDICATION AGENT AND
     DOCUMENTATION AGENT NAMED THEREIN, THE LENDERS PARTY THERETO
     AND V.F. CORPORATION

Ladies and Gentlemen:

     We have acted as counsel to V.F. Corporation, a Pennsylvania corporation (the "Borrower"), in connection with the negotiation, execution, and delivery of the Credit Agreement of even date herewith among you, the Lenders and the Borrower (the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the meanings provided therefor in the Credit Agreement) and the execution and delivery of the other Transaction Documents (as defined below) by the Borrower, pursuant to which the Lenders are providing the Revolving Credit Facility in the amount of $1,000,000,000 (initially $750,000,000), including the $100,000,000 sublimit for multi-currency borrowings and the $50,000,000 Swing Line, each constituting part of the Revolving Credit Facility, and the other transactions contemplated under the Credit Agreement.

     This opinion is being delivered in accordance with the conditions set forth in SECTION 5.1 of the Credit Agreement.

     As such counsel, we have reviewed originals, or copies certified or otherwise authenticated to our satisfaction, of the following documents as executed and delivered as of the date hereof (collectively, the "Transaction Documents"):

               1.   the Credit Agreement; and

               2.   the Notes;

     For purposes of the opinions expressed below, we have assumed that all natural persons executing the Transaction Documents have legal capacity to do so; that all signatures

(other than those of representatives of the Borrower on the Transaction Documents) on all documents submitted to us are genuine; that all documents submitted to us as originals (other than the Transaction Documents) are authentic; and that all documents submitted to us as certified copies or photocopies conform to the originals of such documents, which themselves are authentic.

     For purposes of giving this opinion, we have examined such corporate and other records of the Borrower, certificates of public officials, certificates of appropriate officers or other representatives of the Borrower, and such other documents, and have made such inquiries as we have deemed appropriate.

     Based upon and subject to the foregoing, it is our opinion that:

     1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of formation and is duly qualified to transact business as a foreign corporation and is in good standing in the following jurisdictions: ___________________ ___________________, and in each other jurisdiction in which, in light of the nature of the business transacted by it or the property owned by it, such qualification is necessary and the failure so to qualify might impair title to any property material to its operations or its right to enforce any material contract against others, or expose it to any substantial liability or impairment of rights or defenses in such jurisdiction. The Borrower has full corporate power and authority to own its assets and conduct the businesses in which it is now engaged and as are expressly contemplated by the Transaction Documents, and has full corporate power and authority to enter into each of the Transaction Documents to which it is a party and to perform its obligations thereunder and consummate the transactions contemplated therein.

     2. Each of the Transaction Documents to which the Borrower is a party has been duly authorized by the Board of Directors of the Borrower (and by any required shareholder action), has been duly executed and delivered by the Borrower, and constitutes the legal, valid and binding obligation, agreement, instrument or conveyance, as the case may be, of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally and by the application of general equitable principles (whether considered in proceedings at law or in equity).

     3. Neither the execution or delivery of, nor performance by the Borrower of its obligations under, the Transaction Documents (a) does or will conflict with, violate or constitute a breach of (i) any of the Organizational Documents or by-laws of the Borrower, (ii) any laws, rules or regulations applicable to the Borrower, or (iii) any contract, agreement, indenture, lease, instrument, commitment, judgment, writ, determination, order, decree or arbitral award, of which we have knowledge after due inquiry of appropriate representatives of the Borrower, to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their properties is bound, (b) requires the prior consent of, notice to, license from or filing with any Governmental Authority which has not been duly obtained or made on or prior to the date hereof, or (c) does or will result in the creation or imposition of any lien, pledge, charge or encumbrance of any nature upon or with respect to any of the properties of the Borrower or any other Subsidiary, except for the Liens in your favor expressly created pursuant to the Transaction Documents.

     4. Insofar as we have knowledge of the operations and affairs of the Borrower and its Subsidiaries and upon due inquiry of appropriate representatives of the Borrower and its Subsidiaries, there is no pending or overtly threatened, action, suit, investigation or proceeding (including, without limitation, any action, suit, investigation, or proceeding under any environmental or labor law) before or by any court, or governmental department, commission, board, bureau, instrumentality, agency or arbitral authority, (i) which calls into question the validity or enforceability of any of the Transaction Documents, or the titles to their respective offices or authority of any officers of the Borrower or (ii) an adverse result in which would reasonably be likely to have a Material Adverse Effect.

     5. Insofar as we have knowledge of the operations and affairs of the Borrower and its Subsidiaries and upon due inquiry of appropriate representatives of the Borrower and its Subsidiaries, there exists no event, circumstance or condition (except that we express no opinion as to financial reporting or accounting matters) which, immediately upon giving effect to the Transaction Documents, would constitute a Default or Event of Default under the Credit Agreement.

     6. None of the transactions contemplated by the Credit Agreement, including without limitation the use of the proceeds of the Loans provided for in the Transaction Documents, will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, any regulations issued pursuant thereto, or regulations T, U or X of the Board of Governors of the Federal Reserve System.

     7. A state or federal court located in the State of New York, if properly presented with the question and applying the choice of laws rules of the State of New York, would in a properly reasoned opinion give effect to the provisions of the Transaction Documents providing that the Transaction Documents shall be governed by and construed in accordance with the internal substantive laws of the State of New York.

     8. The rate or rates of interest provided for in the Transaction Documents, including all late payment charges and the Default Rate provided for therein, do not and will violate or conflict with, or give rise to any defense to payment of the Obligations or to any claim, counterclaim, setoff or recoupment under, any usury or other law or regulation of the State of New York governing the maximum rate of interest or amount of other charges that may be charged or incurred in transactions of the type contemplated under the Transaction Documents.

     9. No documentary, stamp, intangibles, excise or other tax is payable to any Governmental Authority of the State of New York in connection with the execution, delivery, enforcement, recording or filing of any of the Transaction Documents, other than court costs and fees that may be or become payable in connection with the enforcement of the Transaction Documents.

     10. Solely by reason of (i) the execution and delivery of, and performance by the parties thereto under, the Transaction Documents, (ii) the acceptance of the Notes and the receipt of payments in respect of the Obligations, or (iii) the enforcement of rights and remedies by the Agent or any Lender under the Transaction Documents, neither the Agent nor any Lender is or shall (a) be required to qualify to do business in the State of New York or (b) be subject to the payment of any franchise or income tax or other tax imposed by the State of New York or any agency thereof payable in respect of payments received under the Transaction Documents.

     Our opinions contained herein are rendered solely in connection with the transactions contemplated under the Transaction Documents and may not be relied upon in any manner by any Person other than the addressees hereof, any successor or assignee of any addressee (including successive assignees) and any Person who shall acquire a participation interest in the interest of any Lender (collectively, the "Reliance Parties"), or by any Reliance Party for any other purpose. Our opinions herein shall not be quoted or otherwise included, summarized or referred to in any publication or document, in whole or in part, for any purpose whatsoever, or furnished to any Person other than a Reliance Party (or a Person considering whether to become a

Reliance Party), except as may be required of any Reliance Party by applicable law or regulation or in accordance with any auditing or oversight function or request of regulatory agencies to which a Reliance Party is subject.



                              Very truly yours,

                                    EXHIBIT H

                             Compliance Certificate

Bank of America, N.A.,
as Agent
101 North Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9923

Bank of America, N.A.,
as Agent
Corporate Textile & Apparel Group
100 North Tryon Street, 17th Floor
NC1-007-17-12
Attention: Leesa C. Sluder
Telefacsimile: (704) 386-1270

     Reference is hereby made to the Credit Agreement dated as of July __, 1999 (the "Agreement") among V.F. Corporation, a Pennsylvania corporation (the "Borrower"), the Lenders (as defined in the Agreement), Bank of America, N.A., as Administrative Agent for the Lenders ("Agent") and the Documentation Agent and Syndication Agent named therein. Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of __________ (the "Determination Date") as follows:

1.   Calculations:

     A. Compliance with Section 8.1: Consolidated Indebtedness to Consolidated Net Worth

          1.   Consolidated Indebtedness as of
               the Determination Date                            $_____________

          2.   Consolidated Net Worth as of the
               Determination Date                                $_____________

          3.   Ratio of A.1 to A.2                               _______ to 1.00

          REQUIRED: A.3 MUST NOT BE GREATER THAN 2.00 TO 1.00 AT ANY TIME.

     B.   Compliance with Section 8.2(i): Liens

          1.   Consolidated Net Worth as of the
               Determination Date                                $_____________

          2.   B.1   X   5%                                      $_____________

          3.   Is Indebtedness secured by
               Liens not permitted under
               Section 8.2(a)-(h) less
               than B.2?                                         Yes____ No_____

     C.   Compliance with Section 8.3(e): Indebtedness of Subsidiaries

          1.   Is Indebtedness not permitted
               under Section 8.3(a)-(d) less
               than $300,000,000?                                Yes____ No_____

2.   No Default

               A. Since __________ (the date of the last similar certification),
          (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in
          ARTICLE IX of the Agreement has occurred and is continuing.

               B. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default or Event of
          Default: _____________________________________________________________
               __________________________________.

                    (NOTE, if no Default or Event of Default has occurred,
               insert "Not Applicable").

     The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with SECTION 7.1 of the Agreement.

IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 19___.

                         By:_____________________________________
                                Authorized Representative
                         Name:___________________________________
                         Title:__________________________________

                                    EXHIBIT I

                      Form of Competitive Bid Quote Request

     To:  Bank of America, N.A.,
     as Agent
     101 North Tryon Street, 15th Floor
     NC1-001-15-04
     Charlotte, North Carolina  28255
     Attention: Agency Services
     Telefacsimile:  (704)386-9923

     Reference is hereby made to the Credit Agreement dated as of July __, 1999 (the "Agreement") among V.F. Corporation (the "Borrower"), the Lenders (as defined in the Agreement), Bank of America, N.A., as Agent for the Lenders ("Agent") and the Documentation Agent and Syndication Agent named therein. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

     Pursuant to Section 2.2 of the Agreement, the Borrower through its Authorized Representative hereby gives notice to the Agent that the Borrower requests Competitive Bid Quotes for the following proposed Competitive Bid
Borrowings:

                 INTEREST    AGGREGATE
QUOTATION DATE   PERIOD(1)   AMOUNT      DATE OF LOAN   CURRENCY (2)
--------------   ---------   ------      ------------   ------------



____________________________________________________________________




                              V.F. CORPORATION

                              By:_______________________________
                                   Authorized Representative
                              Name:_____________________________
                              Title:____________________________


_____________________

     (1) Not to extend beyond the Revolving Credit Termination Date.

     (2) Specify Dollars or the Alternative Currency. At least $15,000,000 (or the Dollar Equivalent Amount thereof) or a larger integral multiple of $1,000,000 (or the Dollar Equivalent Amount thereof).

                                    EXHIBIT J

                          Form of Competitive Bid Quote

     To:  Bank of America, N.A.,
     as Agent
     101 North Tryon Street, 15th Floor
     NC1-001-15-04
     Charlotte, North Carolina  28255
     Attention: Agency Services
     Telefacsimile:  (704)386-9923

Re:  Competitive Bid Quote to V.F. Corporation

     Reference is hereby made to the Credit Agreement dated as of July __, 1999 (the "Agreement") among V.F. Corporation (the "Borrower"), the Lenders (as defined in the Agreement), Bank of America, N.A., as Agent for the Lenders ("Agent") and the Documentation Agent and Syndication Agent named therein. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

     This Competitive Bid Quote is given in accordance with Section 2.2(c) of the Agreement. In response to the Borrower's Competitive Bid Quote Request dated _____________, we hereby make the following Competitive Bid Quote(s) on the following terms:

     1. Quoting Bank:_______________________

     2. Person to Contact at Quoting Bank: ___________________

     3. We hereby offer to make Competitive Bid Loan(s) in the following principal amount(s), for the following Interest Period(s) and at the following rate(s):

QUOTATION   INTEREST    AGGREGATE                  ABSOLUTE
DATE(1)     PERIOD(2)   AMOUNT(3)   DATE OF LOAN   RATE(4)    CURRENCY

_________  _________    _________   ____________   ________   ________

_________  _________    _________   ____________   ________   ________

_________  _________    _________   ____________   ________   ________

___________________

(1)  As specified in the related Competitive Bid Quote Request.

(2)  May not extend beyond the Revolving Credit Termination Date.

(3) The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 (or the Alternative Currency Equivalent Amount thereof) or a larger integral multiple of

     $1,000,000 (or the Alternative Currency Equivalent Amount thereof).

(4)  Rounded to the nearest 1/10,000 of 1%.

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) is/are accepted, in whole or in part (subject to the third sentence of SECTION 2.2(e) of the Agreement.

                                   Very truly yours,


                                   [INSERT NAME OF LENDER]


                                   By:_________________________
                                   Name:_______________________
                                   Title: _____________________


Dated: _____________

                                    EXHIBIT K

                           Form of Amendment Agreement

                              AMENDMENT NO. ___ TO
                                CREDIT AGREEMENT

     THIS AMENDMENT AGREEMENT is made and entered into this _____ day of ________, ____, by and among V.F. CORPORATION, a Pennsylvania corporation (the "Borrower"), BANK OF AMERICA, N. A. (the "Agent"), as Agent for the lenders (the "Lenders") party to that certain Credit Agreement dated July __, 1999 among such Lenders, Borrower, and the Agent, as amended (the "Agreement") and __________________________ [(the "New Lender")].

                       W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of up to $750,000,000 (which may be increased to $1,000,000,000) as evidenced by the Notes (as defined in the Agreement); and

     WHEREAS, the New Lender has agreed to [provide the Borrower Revolving Loans of up to $__,000,000][increase its Revolving Credit Commitment to $__________] thereby increasing the then applicable Total Revolving Credit Commitment to $__,000,000 and the parties hereto desire to amend the Agreement in accordance with SECTION 2.7 of the Agreement in the manner herein set forth effective as of the date hereof;

     NOW, THEREFORE, the Borrower, the Agent and the New Lender do hereby agree as follows:

     1. DEFINITIONS. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

     2. AMENDMENTS. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, by deleting EXHIBIT A and inserting in lieu thereof EXHIBIT A attached hereto, and the New Lender agrees by the execution of this Amendment Agreement that it [shall be a party to the Agreement as a Lender and] shall provide to the Borrower its Revolving Credit Commitment. EXHIBIT A attached hereto shall be unchanged from EXHIBIT A to the Agreement immediately prior to the effectiveness hereof with respect to the Revolving Credit

Commitment of each Lender which is not the New Lender.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby certifies that:

          (a) The representations and warranties made by the Borrower in ARTICLE VI of the Agreement are true on and as of the date hereof except that the financial statements referred to in SECTION 6.5(a) shall be those most recently furnished to each Lender pursuant to SECTION 7.1(a) and (b);

          (b)  There has been no Material Adverse Effect;

          (c) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

     4. CONDITIONS. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or cause to be delivered to the Agent, the following:

          (a) Four (4) counterparts of this Amendment Agreement executed by the Borrower and the New Lender; and

          (b) A fully-executed Revolving Note payable to the New Lender in the amount of the New Lender's Revolving Credit Commitment and a fully-executed Competitive Bid Note payable to the New Lender in the amount of $1,000,000,000.

     5. NEW LENDER. Upon the effectiveness of this Amendment Agreement, the New Lender, if not a Lender prior to the effectiveness of this Amendment Agreement, shall be a party to the Credit Agreement and have the rights and obligations of a Lender thereunder.

     6. OTHER DOCUMENTS. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of the Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

     7. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except in accordance with the Agreement.

     8. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              V.F. CORPORATION

                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                              BANK OF AMERICA, N. A., AS AGENT

                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________

                                   __________________________________
                                   [Insert Name of Lender]

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________

                                    EXHIBIT A

                        Applicable Commitment Percentages

                                                       APPLICABLE
                              REVOLVING CREDIT         COMMITMENT
LENDER                        COMMITMENT               PERCENTAGE
------                        ----------               ----------
Bank of America, N. A.        $                               %

First Union National Bank     $

Citibank, N.A.                $

                              $
                              --------------              ---

          Total               $__,000,000.00              100%